
                                                                   Exhibit 99.01

================================================================================

                     FIRST USA BANK, NATIONAL ASSOCIATION
                             Seller and Servicer,

                                      and

                NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                                    Trustee

                      on behalf of the Certificateholders

                         FIRST CHICAGO MASTER TRUST II

                        POOLING AND SERVICING AGREEMENT

                           Dated as of June 1, 1990

                As Amended and Restated as of September 1, 1999

================================================================================
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                               TABLE OF CONTENTS
                               -----------------


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                                                          ARTICLE I
                                                         DEFINITIONS

Section 1.01 Definitions................................................................................................    1
Section 1.02 Other Definitional Provisions..............................................................................   22

                                                          ARTICLE II
                                        CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

Section 2.01 Conveyance of Receivables..................................................................................   24
Section 2.02 Acceptance by Trustee......................................................................................   25
Section 2.03 Representations and Warranties of the Seller Relating to the Seller........................................   25
Section 2.04 Representations and Warranties of the Seller Relating to the Agreement
             and any Supplement and the Receivables.....................................................................   27
Section 2.05 Addition of Accounts.......................................................................................   29
Section 2.06 Transfer of Ineligible Receivables.........................................................................   31
Section 2.07 Purchase of Certificates...................................................................................   33
Section 2.08 Covenants of the Seller....................................................................................   34
Section 2.09 Authentication of Certificates.............................................................................   36
Section 2.10 Removal of Accounts........................................................................................   37
Section 2.11 Repayment of Recoveries That Are Not Eligible Net Recoveries...............................................   38

                                                         ARTICLE III
                                         ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01 Acceptance of Appointment and Other Matters Relating to the Servicer.......................................   39
Section 3.02 Servicing Compensation.....................................................................................   42
Section 3.03 Representations, Warranties and Covenants of the Servicer..................................................   42
Section 3.04 Reports and Records for the Trustee; Bank Account Statements...............................................   45
Section 3.05 Annual Servicer's Certificate..............................................................................   46
Section 3.06 Annual Independent Public Accountants' Servicing Report....................................................   46
Section 3.07 Tax Treatment..............................................................................................   47
Section 3.08 Notices to First USA.......................................................................................   47
Section 3.09 Adjustments................................................................................................   47

                                                         ARTICLE IV
                                         RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                                               AND APPLICATION OF COLLECTIONS
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Section 4.01 Establishment of Collection Account and Allocations with Respect to the
             Exchangeable Seller's Certificate...........................................................................  49

                                                          ARTICLE V
                                        [ARTICLE V IS RESERVED AND MAY BE SPECIFIED IN
                                          ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]

                                                          ARTICLE VI
                                                       THE CERTIFICATES

Section 6.01 The Certificates............................................................................................  54
Section 6.02 Authentication of Certificates..............................................................................  54
Section 6.03 Registration of Transfer and Exchange of Certificates.......................................................  55
Section 6.04 Mutilated, Destroyed, Lost or Stolen Certificates...........................................................  58
Section 6.05 Persons Deemed Owners.......................................................................................  59
Section 6.06 Appointment of Paying Age...................................................................................  59
Section 6.07 Access to List of Certificateholders' Names and Addresses...................................................  60
Section 6.08 Authenticating Agent........................................................................................  61
Section 6.09 Tender of Exchangeable Seller's Certificate.................................................................  62
Section 6.10 Global Certificate; Euro-Certificate Exchange Date..........................................................  64
Section 6.11 Book-Entry Certificates.....................................................................................  66
Section 6.12 Notices to Clearing Agency..................................................................................  67
Section 6.13 Definitive Certificates.....................................................................................  67
Section 6.14 Meetings of Certificateholders..............................................................................  67

                                                         ARTICLE VII
                                            OTHER MATTERS RELATING TO THE SELLER

Section 7.01 Liability of the Seller.....................................................................................  70
Section 7.02 Merger or Consolidation of, or Assumption of the Obligations of, the Seller.................................  70
Section 7.03 Limitation on Liability of the Seller.......................................................................  71
Section 7.04 Liabilities.................................................................................................  71
Section 7.05 Transfer or Conveyance of Accounts..........................................................................  71

                                                         ARTICLE VIII
                                            OTHER MATTERS RELATING TO THE SERVICER

Section 8.01 Liability of the Servicer...................................................................................  74
Section 8.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer...............................  74
Section 8.03 Limitation on Liability of the Servicer and Others..........................................................  74
Section 8.04 Servicer Indemnification of the Trust and the Trustee.......................................................  75
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                                      ii
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Section 8.05 The Servicer Not to Resign..................................................................................  75
Section 8.06 Access to Certain Documentation and Information Regarding the Receivables...................................  75
Section 8.07 Delegation of Duties........................................................................................  76
Section 8.08 Examination of Records......................................................................................  76

                                                          ARTICLE IX
                                                      LIQUIDATION EVENTS

Section 9.01 Liquidation Events..........................................................................................  77
Section 9.02 Additional Rights Upon the Occurrence of Certain Events.....................................................  77

                                                          ARTICLE X
                                                      SERVICER DEFAULTS

Section 10.01 Servicer Defaults..........................................................................................  79
Section 10.02 Trustee to Act; Appointment of Successor...................................................................  82
Section 10.03 Notification to Certificateholders.........................................................................  83
Section 10.04 Waiver of Past Defaults....................................................................................  83

                                                          ARTICLE XI
                                                         THE TRUSTEE

Section 11.01 Duties of Trustee..........................................................................................  85
Section 11.02 Rights of the Trustee......................................................................................  87
Section 11.03 Trustee Not Liable for Recitals in Certificates............................................................  88
Section 11.04 Trustee May Own Certificates...............................................................................  88
Section 11.05 The Servicer to Pay Trustee's Fees and Expenses............................................................  88
Section 11.06 Eligibility Requirements for Trustee.......................................................................  89
Section 11.07 Resignation or Removal of Trustee..........................................................................  89
Section 11.08 Successor Trustee..........................................................................................  90
Section 11.09 Merger or Consolidation of Trustee.........................................................................  90
Section 11.10 Appointment of Co-Trustee or Separate Trustee..............................................................  90
Section 11.11 Tax Returns................................................................................................  92
Section 11.12 Trustee May Enforce Claims Without Possession of Certificates..............................................  92
Section 11.13 Suits for Enforcement......................................................................................  92
Section 11.14 Rights of Certificateholders to Direct Trustee.............................................................  93
Section 11.15 Representations and Warranties of Trustee..................................................................  93
Section 11.16 Maintenance of Office or Agency............................................................................  93

                                                         ARTICLE XII
                                                         TERMINATION

Section 12.01 Termination of Trust.......................................................................................  94
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Section 12.02 Optional Purchase and Final Termination Date of Investor Certificates of any Series.......................   94
Section 12.03 Final Payment with Respect to any Series..................................................................   95
Section 12.04 Seller's Termination Rights...............................................................................   96

                                                         ARTICLE XIII
                                                   MISCELLANEOUS PROVISIONS

Section 13.01 Amendment.................................................................................................   98
Section 13.02 Protection of Right, Title and Interest to Trust..........................................................   99
Section 13.03 Limitation on Rights of Certificateholders................................................................  100
Section 13.04 Governing Law.............................................................................................  101
Section 13.05 Notices...................................................................................................  101
Section 13.06 Severability of Provisions................................................................................  102
Section 13.07 Assignment................................................................................................  102
Section 13.08 Certificates Nonassessable and Fully Paid.................................................................  102
Section 13.09 Further Assurances........................................................................................  103
Section 13.10 No Waiver; Cumulative Remedies............................................................................  103
Section 13.11 Counterparts..............................................................................................  103
Section 13.12 Third Party Beneficiaries.................................................................................  103
Section 13.13 Actions by Certificateholders.............................................................................  103
Section 13.14 Amendment and Ratification of Series Supplements..........................................................  104
Section 13.15 Effectiveness of the Agreement............................................................................  105
Section 13.16 Merger and Integration....................................................................................  105
Section 13.17 Headings..................................................................................................  105

EXHIBITS
--------
Exhibit A:    Form of Exchangeable Seller's Certificate
Exhibit B:    Form of Assignment of Receivables in Additional Accounts
Exhibit C:    Form of Reassignment of Receivables in Removed Accounts
Exhibit D:    Form of Monthly Servicer's Certificate
Exhibit E:    Form of Annual Servicer's Certificate
Exhibit F:    Form of Opinion of Counsel with Respect To the Additional
               Accounts Delivered Pursuant to Subsection 2.05(c)(vi)
Exhibit G:    Credit Card Agreements
Exhibit H:    Forms of Supplements
Exhibit I:    Form of Depository Agreement

SCHEDULES
---------
Schedule 1:   List of Accounts
Schedule 2:   Identification of the Collection Account
Schedule 3:   Curing Criteria

Schedule 4:   Designated Dealers
Schedule 5:   Designated Portfolios

          AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of September 1, 1999, between FIRST USA BANK, NATIONAL ASSOCIATION, a national bank, as Seller and Servicer; and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a banking association organized and existing under the laws of the United States of America, as Trustee.

          WHEREAS, the Seller, the Servicer and the Trustee have heretofore executed and delivered a Pooling and Servicing Agreement, dated as of June 1, 1990 (as amended, supplemented or otherwise modified and in effect through the date hereof, the "Original Pooling and Servicing Agreement"), for the issuance by First Chicago Master Trust II of the Investor Certificates and the Exchangeable Seller's Certificate;

          WHEREAS, Section 13.01(a) of the Original Pooling and Servicing Agreement permits the amendment of the Original Pooling and Servicing Agreement on the terms and conditions therein specified;

          WHEREAS, the Seller, the Servicer and the Trustee desire to amend and restate the Original Pooling and Servicing Agreement as set forth in this Agreement;

          WHEREAS, all conditions precedent to the execution of this Agreement have been complied with;

          NOW, THEREFORE, the Servicer, the Seller and the Trustee hereby agree that effective on and as of the Effective Date provided in this Agreement, the Original Pooling and Servicing Agreement shall be amended and restated in each and every term and provision by this Agreement.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders to the extent provided herein:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01 Definitions. Whenever used in this Agreement, the
                       -----------
following words and phrases shall have the following meanings:

          "Account" shall mean (a) each consumer revolving credit card account
           -------
which (i) was originated or purchased by FCCNB or FNBC and was included in one of the ten Billing Cycles of FCCNB at any time since the Cut-Off Date to and including the Merger Date or (ii) is included as part of a Designated Portfolio, which is owned on the date hereof by the Seller, which was an Eligible Account on its Cut-Off Date or Addition Notice Date, as the case may be, and in each of (i) and (ii) which is or was identified by (1) an account number,
(2) its collection status, (3) the amount of Receivables outstanding in such account and (4) the Billing Cycle in which it is included as of the Merger Date or Addition Notice Date, as the case may be, in the computer file, microfiche or written list delivered to the Trustee by the Seller pursuant to Section 2.01 of the Agreement; (b) subject to subsection 2.05(c)(ii) of the Agreement, as of each Addition Date, each Additional Account identified in each list delivered to the Trustee by the Seller pursuant to Section 2.05 of the Agreement and (c) each Automatic Additional Account designated pursuant to subsection 2.05(b) of the Agreement, subject to the right of the Seller to terminate such designation pursuant to the penultimate sentence of such section. The definition of Account shall include each Transferred Account into which an Account shall be transferred provided that such transfer was made in accordance with the Credit Card Guidelines. The term "Account" shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto.

          "Addition Date" shall mean each date as of which Additional Accounts
           -------------
will be included as Accounts pursuant to Section 2.05 of the Agreement.

          "Addition Notice Date" shall mean, with respect to (i) any Additional
           --------------------
Account added prior to the Effective Date, the billing date for such Additional Account in the month preceding the month in which the Addition Date for such Additional Account occurred or occurs or, with respect to an Automatic Additional Account added prior to the Effective Date, whose Addition Date precedes its first billing date, the first billing date for such Automatic Additional Account; (ii) any Automatic Additional Account included on and between the Initial Closing Date and the end of the June 1990 Due Period inclusive, the billing date for the July 1990 Due Period; and (iii) any Additional Account added on or after the Effective Date, the Addition Date for such Additional Account or, with respect to an Automatic Additional Account added on or after the Effective Date, the first day of the calendar month following the calendar month in which the Addition Date for such Automatic Additional Account occurs.

          "Additional Accounts" shall have the meaning set forth in Section 2.05
           -------------------
of the Agreement.

          "Adjustment Payment" shall have the meaning set forth in subsection
           ------------------
3.09(a) of the Agreement.

          "Affiliate" of any Person shall mean any other Person controlling,
           ---------
controlled by or under common control with such Person.

          "Agreement" shall mean this Amended and Restated Pooling and Servicing
           ---------
Agreement and all amendments hereof and supplements hereto, including any Supplement executed prior to or after the Effective Date.

          "Aggregate Addition Limit" shall mean the aggregate number of accounts
           ------------------------
that may be added as Additional Accounts without prior satisfaction of the Rating Agency Condition, equal to the aggregate number of Accounts (exclusive of the aggregate amount of Accounts that are Approved Accounts), which would, with respect to any consecutive twelve-month period, equal 25% of the aggregate number of Accounts (inclusive of the aggregate number of Accounts that are Approved Accounts added during such period) as of the first day of such twelve-month period.

          "Aggregate Invested Amount" shall mean the sum of the Invested Amounts
           -------------------------
(as defined in any related Supplement) with respect to all Series of Investor Certificates then issued and outstanding.

          "Aggregate Invested Percentage" shall mean the sum of the applicable
           -----------------------------
Invested Percentages with respect to all Series of Investor Certificates then issued and outstanding.

          "Aggregate Principal Receivables" shall mean, for any Due Period, the
           -------------------------------
aggregate amount of Principal Receivables at the end of the prior Due Period.

          "Allocated Collections" shall have the meaning specified in subsection
           ---------------------
4.01(f) of the Agreement.

          "Amortization Period" shall mean, with respect to any Series, the
           -------------------
period following the Revolving Period which shall be either the Accumulation Period (as defined in any related Supplement), Controlled Amortization Period, Early Amortization Period or Rapid Amortization Period.

          "Applicants" shall have the meaning specified in Section 6.07 of the
           ----------
Agreement.

          "Appointment Date" shall have the meaning specified in Section 9.02 of
           ----------------
the Agreement.

          "Approved Accounts" shall mean each Additional Account added to the
           -----------------
Trust with respect to which the Rating Agency Condition has been satisfied.

          "APR" shall mean the annual percentage rate or rates determined in the
           ---
manner described in the Credit Card Agreement applicable to each Account.

          "Assignment" shall have the meaning set forth in Section 2.05(c)(ii)
           ----------
of the Agreement.

          "Authorized Newspaper" shall mean any newspaper of general circulation
           --------------------
in the Borough of Manhattan, the City of New York, or the City of Chicago, Illinois, or in such other location as may be specified in a Supplement for a particular Series, printed in the English language, or the official language of the country of publication, and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Automatic Additional Account" shall mean those consumer revolving
           ----------------------------
credit card accounts coming into existence after the Cut-Off Date which meet the following criteria:

               (a) a "Classic VISA," "Standard MasterCard," "VISA Gold," "Gold MasterCard," "Platinum VISA" or "Platinum MasterCard" consumer revolving credit card account (or any successor credit card account designations used by the Seller):

                    (i) which is originated by the Seller during the normal operation of the Seller's credit card business and (x) is not acquired by the Seller from another credit card issuer or (y) is not designated to be a part of any affinity program or other special program the accounts of which are not then currently included as Accounts;

                    (ii)    which is included in a Designated Portfolio;

                    (iii) which was in existence and owned by the Seller on the date on which such account is to be added to the Trust and is in existence at the close of business on its Addition Notice Date;

                    (iv) the credit card or cards for which has not been reported to the Seller as lost or stolen;

                    (v)     which is payable in United States dollars;

                    (vi) the receivables in which have not been charged off prior to its Addition Notice Date;

                    (vii) the receivables in which do not give rise to any claim against any Governmental Authority;

                    (viii) which has not been assigned, pledged or sold by the Seller;

                    (ix) the Obligor with respect to which has not been identified on the computer files of the Seller as having commenced bankruptcy or similar proceedings; or

                    (x) the Obligor with respect to which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions or a Military Address; or

               (b) any other consumer revolving credit card account which each Rating Agency permits to be added automatically to the Trust.

          "Average Principal Balance" shall mean, (a) for a Due Period in which
           -------------------------
a Regular Addition Date or Removal Date occurs, the weighted average of the Principal Receivables in the Trust at the end of the day on the last day of the preceding Due Period and the Principal Receivables in the Trust at the end of the day on the related Regular Addition Date or Removal Date, as the case may be, after giving effect to such addition or removal weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Due Period to but excluding the Regular Addition Date or the Removal Date, as the case may be, and the denominator of which is the number of days in such Due Period, and by a fraction, the numerator of which is the number of days from and including the Regular Addition Date or Removal Date, as the case may be, to and including the last day of such Due Period, and the denominator of which is the number of days in such Due Period, and (b) for a Due
Period in which   no Regular Addition Date or Removal Date occurs, the Aggregate
Principal Receivables for such Due Period.

          "BANK ONE" shall mean BANK ONE CORPORATION, the successor corporation
           --------
to First Chicago, and its successors.

          "Base Rate" shall mean, with respect to any Series of Certificates,
           ---------
the amount stated in the applicable Supplement.

          "Bearer Certificates" shall have the meaning specified in Section
           -------------------
6.01.

          "Bearer Rules" shall mean the provisions of the Code, in effect from
           ------------
time to time, governing the treatment of bearer obligations, including sections 163(f), 871, 881, 1441, 1442, and 4701, and any regulations thereunder including, to the extent applicable to any Series, Proposed or Temporary regulations.

          "Billing Cycle" shall mean, with respect to any Account, the monthly
           -------------
billing cycle for such Account as determined in accordance with the Credit Card Guidelines as in effect on the date of this Agreement.

          "Book-Entry Certificates" shall mean certificates evidencing a
           -----------------------
beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 6.11 of the Agreement; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to the Certificate Owners, such certificates shall no longer be "Book-Entry Certificates."

          "Business Day" shall mean any day other than (a) a Saturday or a
           ------------
Sunday, or (b) another day on which banking institutions or trust companies in the State of New York generally or the City of Chicago, Illinois, or the City of New York, New York, or the City of Wilmington, Delaware, or, as specified in a Supplement for a particular Series, any other place where payment on the Certificates is authorized for such Series, are authorized or obligated by law, executive order or governmental decree to be closed.

          "Cash Advance Fees" shall have the meaning specified in the Credit
           -----------------
Card Agreement applicable to each Account for cash advance fee or similar term.

          "Cedelbank" shall mean Cedelbank, societe anonyme.
           ---------

          "Certificate" shall mean one of any Series of Investor Certificates or
           -----------
the Exchangeable Seller's Certificate.

          "Certificate Owner" shall mean, with respect to a Book-Entry
           -----------------
Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or Foreign Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency or Foreign Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency or Foreign Clearing Agency).

          "Certificate Rate" shall mean, with respect to any Series of
           ----------------
Certificates, the percentage (or formula on the basis of which such rate shall be determined) stated in the applicable Supplement.

          "Certificate Register" shall mean the register maintained pursuant to
           --------------------
Section 6.03 of the Agreement, providing for the registration of the applicable Certificates and transfer and exchange thereof.

          "Certificateholder" or "Holder" shall mean the Person in whose name a
           -----------------------------
Certificate is registered in the Certificate Register and, if applicable, the bearer of any Bearer Certificate or Coupon, as the case may be.

          "Certificateholders' Interest" shall have the meaning specified in
           ----------------------------
Article IV of any Supplement for the related Series.

          "Class" shall mean, with respect to any Series, any one of the Classes
           -----
of Certificates of that Series as specified in the related Supplement.

          "Clearing Agency" shall mean an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" shall mean, with respect to any Series, the date of
           ------------
issuance of such Series of Certificates, as specified in the related Supplement.

          "Collection Account" shall have the meaning specified in Section 4.01
           ------------------
of the Agreement.

          "Collections" shall mean all payments by or on behalf of Obligors
           -----------
(excluding Recoveries generally, but including Eligible Net Recoveries) received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers, ATM transfers or any other form of payment in accordance with the Credit Card Agreement in effect from time to time.

          "Common Depositary" shall mean the Person appointed as such as
           -----------------
specified in the related Supplement, in its capacity as common depositary for the respective accounts of a Foreign Clearing Agency.

          "Corporate Trust Office" shall mean the principal office of the
           ----------------------
Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069 (Attn: Corporate Trust Department) and, if applicable, with respect to Bearer Certificates and Holders of Bearer Certificates, the principal office of the Trustee in such other city, if any, designated in the applicable Supplement at which at any particular time its corporate trust business shall be administered.

          "Coupons" shall have the meaning specified in Section 6.01.
           -------

          "Credit Card Agreement" shall mean, with respect to each Account, and
           ---------------------
collectively with respect to all Accounts, the agreements between the Seller and each Obligor, governing the terms and conditions of the "Classic VISA," "Standard MasterCard," "VISA Gold," "Gold MasterCard," "Platinum VISA" or "Platinum MasterCard" account, as the case may be, or any successor credit card account designations used by the Seller, attached as Exhibit G (or in a form substantially similar to an agreement so attached), as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such consumer revolving credit card accounts.

          "Credit Card Guidelines" shall mean the Seller's written policies and
           ----------------------
procedures relating to the operation of its credit card business, including, without limitation, the written policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time in conformance with all Requirements of Law, the failure to comply with which would have a material adverse effect on Investor Certificateholders.

          "Cut-Off Date" for any Original Account shall mean the close of
           ------------
business on the billing date for the Billing Cycle for such Account occurring in May, 1990. The Cut-off Dates for the Accounts are sometimes collectively referred to as the "Cut-Off Date."

          "Date of Processing" shall mean, with respect to any transaction, the
           ------------------
business day after such transaction is first output in written form, under the Servicer's customary and usual servicing practices, from the Servicer's computer file of consumer revolving credit card accounts (without regard to the effective date of such recordation).

          "Defaulted Amount" shall mean, with respect to any Distribution Date,
           ----------------
the sum for all the Accounts of the amount of Receivables which became Defaulted Receivables in the Due Period for such Distribution Date, less the full amount of such Defaulted Receivables which are subject to a transfer obligation of the Seller under Section 2.06 of the Agreement or of the Servicer under Section 3.03 of the Agreement with respect to such Distribution Date; provided, however, that
                                                         --------  -------
if any of the events described in subsection 9.01(a) of the Agreement occurs with respect to the Seller, the amount of such Defaulted Receivables which are subject to transfer pursuant to Section 2.06 of the Agreement shall not be so subtracted and if any of the events described in subsection 10.01(d) of the Agreement occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to transfer pursuant to Section 3.03 of the Agreement shall not be so subtracted.

          "Defaulted Receivables" shall mean, with respect to any Due Period,
           ---------------------
all Receivables in any Account which are written off as uncollectible in such Due Period, in accordance with the Credit Card Guidelines or the Servicer's customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables. A Receivable shall become a Defaulted Receivable on the day on which such Receivable is recorded as written off on the Servicer's computer master file of consumer revolving credit card accounts but, in any event, shall be deemed a Defaulted Receivable no later than the last day of the Due Period following the Due Period in which it becomes 180 days delinquent (210 days after the date of the billing statement) unless the Obligor hat made a partial payment with respect to the Account which satisfies the criteria for curing delinquencies set forth in Schedule 3 hereto.

          "Definitive Bearer Certificates" shall mean Definitive Certificates
           ------------------------------
issued in bearer form with Coupons attached.

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
6.11 of the Agreement.

          "Definitive Euro-Certificates" shall have the meaning specified in
           ----------------------------
Section 6.10 of the Agreement .

          "Definitive Registered Certificates" shall mean Definitive
           ----------------------------------
Certificates issued in registered form.

          "Depository Agreement" shall mean the agreement among the Seller, the
           --------------------
Trustee and the Clearing Agency, in the form attached hereto as Exhibit I.

          "Designated Portfolio" shall mean each Portfolio identified on
           --------------------
Schedule V hereto, as such schedule may be updated from time to time as permitted by each Rating Agency.

          "Determination Date" shall mean the third Business Day preceding each
           ------------------
Distribution Date.

          "Distribution Date" shall mean, unless otherwise specified in any
           -----------------
Supplement for the related Series, August 15, 1990 and the 15th day of each calendar month thereafter, or, if such 15th day is not a Business Day, the next succeeding Business Day.

          "Dollars", "$" or "U.S.$" shall mean United States dollars.
           -------    -      -----

          "Due Period" shall mean, with respect to any Account unless otherwise
           ----------
specified in any Supplement, the period from and including the first day of a calendar month to and including the last day of the calendar month. When used with respect to a Distribution Date, "Due Period" shall mean, unless otherwise provided in a Supplement, the calendar month period preceding such Distribution Date.

          "Effective Date" shall mean September 17, 1999.
           --------------

          "Eligible Account" shall mean a "Classic VISA," "Standard MasterCard,"
           ----------------
"VISA Gold," "Gold MasterCard," "Platinum VISA" or "Platinum MasterCard" consumer revolving credit card account (or any successor credit card account designations used by the Seller) originated or purchased by the Seller: (a) which was in existence and owned by (i) FCCNB at the close of business on its Cut-Off Date or (ii) by the Seller on its Addition Notice Date and the date on which such account is to be added to the Trust; (b) which is payable in United States dollars; (c) the credit card or cards for which has not been reported to the Seller as lost or stolen; (d) the Receivables in which have not been charged off prior to its Cut-Off Date or Addition Notice Date, as the case may be; and
(e) which is not part of an affinity program between the Seller and Military Professional Services, Inc.

          "Eligible Additional Account" shall mean, as of the relevant Addition
           ---------------------------
Notice Date:

               (a) a "Classic VISA," "Standard MasterCard," "VISA Gold," "Gold MasterCard," "Platinum VISA" or "Platinum MasterCard" consumer revolving credit card account (or any successor credit card account designations used by the Seller):

                    (i) which was in existence and owned by the Seller on the date on which such account is to be added to the Trust and is in existence at the close of business on its Addition Notice Date;

                    (ii) the credit card or cards for which has not been reported to the Seller as lost or stolen;

                    (iii)   which is payable in United States dollars;

                    (iv) the receivables in which have not been charged off prior to its Addition Notice Date;

                    (v) the receivables in which do not give rise to any claim against any Governmental Authority;

                    (vi) which has not been assigned, pledged or sold by the Seller;

                    (vii) the Obligor with respect to which has not been identified on the computer files of the Seller as having commenced bankruptcy or similar proceedings; and

                    (viii) the Obligor with respect to which has provided, as its most recent billing address, an address which is located in the United States or its territories or possessions or a Military Address;

               (b)  an Automatic Additional Account; or

               (c) any other consumer revolving credit card account which each Rating Agency permits to be added to the Trust.

          "Eligible Institution" shall mean a depository institution (which may
           --------------------
be the Trustee or the Seller or an Affiliate of either) organized under the laws of the United States or any one of the states thereof, including the District of Columbia, which at all times has a short-term rating of at least P-1 by Moody's and at least A-l+ (or A-1 if such institution is an Affiliate of the Servicer) by Standard & Poor's and which is a member of the FDIC; provided, however, that
                                                        --------  -------
an institution which maintains the Collection Account, any principal funding account, any interest funding account or any other account maintained for the benefit of Certificateholders as a fully segregated trust account with the trust department of such institution shall not be required to meet the foregoing rating requirements, and need only at all times have a long-term unsecured debt rating of at least Baa3 by Moody's.

          "Eligible Investments" shall mean (a) negotiable instruments or
           --------------------
securities represented by instruments in bearer or registered form which evidence (i) obligations fully guaranteed as to timely payment by the United States of America; (ii) certificates of deposit of, or bankers' acceptances issued by, any depository institution or trust company organized under the laws of the United States of America or any state thereof (or any domestic branch or agency of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the
                                    --------  -------
Trust's investment or contractual commitment to invest therein, such depository institution or trust company shall have the highest short-term rating granted by the applicable Rating Agency; (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from the applicable Rating Agency in the highest category granted by such Rating Agency (which may be the Trustee or the Seller or an Affiliate of either); (iv) investments in money market funds having the highest short-term rating granted by the applicable Rating Agency; and (v) any other investment, if the applicable Rating Agency confirms in writing that such investment will not adversely affect any ratings with respect to any Series of Investor Certificates, and (b) demand deposits or time deposits in the name of the Trust or the Trustee in any depository institution or trust company referred to in (a)(ii) above.

          "Eligible Net Recoveries" shall mean those Net Recoveries with respect
           -----------------------
to Receivables which became Defaulted Receivables on and after July 1, 1992 but only if such Receivables were Trust Assets at the time of charge-off.

          "Eligible Receivable" shall mean each Receivable:
           -------------------

               (a) which has arisen under an Eligible Account or an Eligible Additional Account;

               (b) which was created in compliance with all Requirements of Law applicable to the Seller the failure to comply with which would have a material adverse affect upon Investor Certificateholders and pursuant to a Credit Card Agreement which complies with all Requirements of Law applicable to the Seller the failure to comply with which would have a material adverse effect on Investor Certificateholders;

               (c) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the creation of such Receivable or the execution, delivery and performance by the Seller of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

               (d) as to which at all times following the transfer of such Receivable to the Trust, the Trust will have good and marketable title thereto free and clear of all Liens arising prior to the transfer or arising at any time under or through the Seller or its Affiliates (which Affiliates shall not include the Trust) other than Liens permitted pursuant to subsection 2.08(b) of the Agreement;

               (e) which will at all times be the legal, valid and binding payment obligation of the Obligor thereon enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

               (f) which constitutes either an "account" or a "general intangible" under and as defined in Article 9 of the UCC as then in effect in the State of Delaware;

               (g) which, at the time of transfer to the Trust, has not been waived or modified except as permitted in accordance with subsection 3.03(i) of the Agreement;

               (h) which is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or as to which the Seller may, as described in subsection 3.03(i) of the Agreement, make an adjustment;

               (i) as to which, at the time of transfer of such Receivable to the Trust, the Seller has satisfied all obligations on its part with respect to such Receivable required to be fulfilled; and

               (j) as to which, at the time of transfer of such Receivable to the Trust, the Seller has not taken any action which would impair or failed to take any action necessary to avoid impairing the rights of the Trust or the Certificateholders therein.

          "Eligible Servicer" shall mean the Trustee or an entity which, at the
           -----------------
time of its appointment as Servicer, (i) is servicing a portfolio of consumer revolving credit card accounts, (ii) is legally qualified and has the capacity to service the Accounts, (iii) has demonstrated the ability to service professionally and completely a portfolio of similar accounts in accordance with high standards of skill and care and (iv) is qualified to use the software that First USA is then currently using to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement.

          "Enhancement" shall mean, with respect to any Series, the letter of
           -----------
credit, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other contract or agreement for the benefit of Certificateholders of such Series as designated in the applicable Supplement.

          "Enhancement Provider" shall mean, with respect to any Series, that
           --------------------
Person designated as such in the applicable Supplement.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended.

          "Euro-Certificate Exchange Date" shall mean, with respect to any
           ------------------------------
Series, the date specified in the applicable Supplement.

          "Euro-clear Operator" shall mean Morgan Guaranty Trust Company of New
           -------------------
York, Brussels office, as operator of the Euro-clear System.

          "Excess Amount Principal Allocation" shall have the meaning specified
           ----------------------------------
in subsection 4.01(f).

          "Exchange" shall mean either of the procedures described under Section
           --------
6.09 of the Agreement.

          "Exchange Date" shall have the meaning, with respect to any Series
           -------------
issued pursuant to an Exchange, specified in Section 6.09 of the Agreement.

          "Exchange Notice" shall have the meaning, with respect to any Series
           ---------------
issued pursuant to an Exchange, specified in Section 6.09 of the Agreement.

          "Exchangeable Seller's Certificate" shall mean the certificate
           ---------------------------------
executed by the Seller and authenticated by the Trustee, substantially in the form of Exhibit A and exchangeable as provided in Section 6.09 of the Agreement.

          "FCCNB" shall mean FCC National Bank, the legal name of the Seller
           -----
prior to the Merger Date, and its successors including, but not limited to, First USA on and after the Merger Date.

          "FDIC" shall mean the Federal Deposit Insurance Corporation.
           ----

          "Final Trust Termination Date" shall have the meaning specified in
           ----------------------------
Section 12.01 of the Agreement.

          "Finance Charge Receivables" shall mean amounts billed to the Obligor
           --------------------------
on any Account in respect of (i) Periodic Rate Finance Charges, (ii) Cash Advance Fees, (iii) Late Fees, (iv) Overlimit Fees, (v) annual fees with respect to the Accounts, (vi) Returned Check Fees and (vii) all other fees and charges.

           "First Chicago" shall mean First Chicago NBD Corporation (formerly
            -------------
First Chicago Corporation), one of the predecessor corporations to BANK ONE.

          "First Chicago Amount" shall mean the Seller Amount.
           --------------------

          "First Chicago Interest" shall mean the Seller Interest.
           ----------------------

          "First USA" shall mean, effective with the Merger Date, the national
           ---------
banking association known as First USA Bank, National Association, which is the successor legal entity to FCCNB.

          "Fitch" shall mean Fitch IBCA, Inc.
           -----

          "FNBC" shall mean The First National Bank of Chicago, a national
           ----
banking association, and shall include any different legal name by which such entity may be known including but not limited to Bank One, National Association.

          "Foreign Clearing Agency" shall mean, with respect to any Series,
           -----------------------
Cedelbank or the Euro-clear Operator or any other established central clearing agency for securities outside the United States designated in the applicable Supplement.

          "Global Certificate" shall have the meaning specified in Section 6.10.
           ------------------

          "Governmental Authority" shall mean the United States of America, any
           ----------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Ineligible Receivable" shall have the meaning specified in Section
           ---------------------
2.06 of the Agreement.

          "Initial Closing Date" shall mean June 28, 1990.
           --------------------

          "Initial Invested Amount" shall mean, with respect to any Series of
           -----------------------
Certificates, the amount stated in the applicable Supplement.

          "Insurance Proceeds" shall mean any amounts received by the Servicer
           ------------------
pursuant to any credit life, credit disability or unemployment insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

          "Interest Accrual Period" shall mean, with respect to any Series of
           -----------------------
Certificates, the period during which interest accrues on such Series of Certificates as specified in the related Supplement.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986,
           ---------------------
as amended from time to time.

          "Invested Amount" shall have, with respect to any Series, the meaning
           ---------------
specified in the applicable Supplement.

          "Invested Percentage" shall have, with respect to any Series, the
           -------------------
meaning specified in the applicable Supplement.

          "Investor Certificate" shall mean any one of the certificates
           --------------------
(including, without limitation, the Bearer Certificates, the Registered Certificates or any Global Certificate) executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form attached to the applicable Supplement.

          "Investor Certificateholder" shall mean the Holder of record of an
           --------------------------
Investor Certificate.

          "Investor Default Amount" shall have, with respect to any Series, the
           -----------------------
meaning specified in the applicable Supplement.

          "Investor Exchange" shall have the meaning specified in Section 6.09.
           -----------------

          "Issuance Date" shall mean, with respect to any Series of
           -------------
Certificates, the date of issuance of such Series of Certificates as specified in the related Supplement.

          "Late Fees" shall have the meaning specified in the Credit Card
           ---------
Agreement applicable to each Account for late fees or similar terms.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted
                               --------  -------
by Section 7.02 of the Agreement shall not be deemed to constitute a Lien; provided, further, however, that the Lien created by the Agreement shall not be
--------  -------  -------
deemed to constitute a Lien.

          "Liquidation Event" shall have, with respect to each Series, the
           -----------------
meaning specified in Section 9.01 of the Agreement and in any Supplement for the related Series.

          "Manager" shall mean the lead manager, manager or co-manager or Person
           -------
performing a similar function with respect to an offering of Definitive Euro-Certificates.

          "Merger Cut-Off Date" shall mean the close of business on August 31,
           -------------------
1999.

          "Merger Date" shall mean the effective date of the merger of Old First
           -----------
USA, with and into FCCNB to create First USA.

          "Military Address" shall mean any mailing address on any United States
           ----------------
armed forces military base of operations, including APO and IPO addresses.

          "Minimum Aggregate Principal Receivables" shall have the meaning
           ---------------------------------------
specified in the applicable Supplement.

          "Minimum First Chicago Interest Percentage" shall mean the Minimum
           -----------------------------------------
Seller Interest Percentage.

          "Minimum Seller Interest Percentage" shall mean, with respect to any
           ----------------------------------
Due Period with respect to any Series, the percentage specified in the Supplement in respect of such Series of Certificates.

          "Monthly Periodic Rate" shall mean the APR divided by 12.
           ---------------------

          "Monthly Servicing Fee" shall have, with respect to each Series, the
           ---------------------
meaning specified in Section 3.02.

          "Moody's" shall mean Moody's Investors Service, Inc.
           -------

          "Net Recoveries" shall mean all Recoveries net of any out-of-pocket
           --------------
costs and expenses of collection (including attorneys' fees and expenses deducted therefrom) and certain post-charge off adjustments.

          "Net Recoveries Amount" shall mean, for any Distribution Date, the
           ---------------------
amount of Eligible Net Recoveries received by the Servicer with respect to the calendar month preceding the month in which the Distribution Date occurs.

          "Obligor" shall mean, with respect to any Account, the Person or
           -------
Persons obligated to make payments with respect to such Account, including any guarantor thereof, but excluding any merchants.

          "Officers' Certificate" shall mean, unless otherwise specified in the
           ---------------------
Agreement, a certificate signed by a Chairman of the Board, President or any Vice President and a Treasurer, Cashier, Assistant Cashier, Secretary, Assistant Secretary, or Assistant Treasurer or, in the case of a Successor Servicer, a certificate signed by a Vice President and the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer, and delivered to the Trustee.

          "Old First USA" shall mean the national banking association known
           -------------
prior to the Merger Date as First USA Bank, National Association.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
be counsel of the Seller and who shall be reasonably acceptable to the Trustee.

          "Original Account" shall mean those Accounts the Receivables of which
           ----------------
were originally sold, transferred and conveyed to the Trust upon the execution of the Original Pooling and Servicing Agreement.

          "Outstanding Series" shall have the meaning specified in subsection
           ------------------
4.01(f) of the Agreement.

          "Overlimit Fees" shall have the meaning specified in the Credit Card
           --------------
Agreement applicable to each Account for overlimit fees or similar terms.

          "Paying Agent" shall mean any paying agent appointed pursuant to
           ------------
Section 6.06 of the Agreement and shall initially be FNBC.

          "Periodic Rate Finance Charges" shall have the meaning specified in
           -----------------------------
the Credit Card Agreement applicable to each Account for finance charges (due to periodic rate) or similar term.

          "Person" shall mean any legal person, including any individual,
           ------
corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool Factor" shall mean, unless any Series is issued in more than one
           -----------
Class as stated in any related Supplement with respect to any Series and any Record Date, a number carried out to eight decimals representing the ratio of the applicable Invested Amount as of such Record Date (determined after taking into account any reduction in the applicable Invested Amount which will occur on the following Distribution Date) to the applicable Initial Invested Amount.

          "Portfolio" shall mean any affinity program credit card accounts or
           ---------
other type of benefit program credit card accounts or other group of credit card accounts having similar characteristics or features which are designated as a Portfolio by the Seller and are permitted to be so designated by each Rating Agency, and shall include the Designated Portfolios.

          "Portfolio Yield" shall mean, with respect to any Due Period, the
           ---------------
annualized percentage equivalent of a fraction the numerator of which is the amount of Finance Charge Receivables collected during such Due Period, calculated on a cash basis after subtracting the Defaulted Amount, and the denominator of which is the Aggregate Principal Receivables.

          "Principal Receivables" shall mean amounts shown on the Servicer's
           ---------------------
records as amounts payable by Obligors on any Account for purchases of goods or services and for cash advances. Any Principal Receivables which the Seller is unable to transfer as provided in subsection 2.08(f) of the Agreement shall not be included in calculating the amount of Principal Receivables.

          "Principal Terms" shall have the meaning, with respect to any Series
           ---------------
issued pursuant to an Exchange, specified in Section 6.09 of the Agreement.

          "Rating Agency" shall mean, with respect to each Series, the rating
           -------------
agency or rating agencies that rated the Series of Certificates, including Moody's and Standard & Poor's.

          "Rating Agency Condition" shall mean, at any time with respect to a
           -----------------------
Series, the written confirmation of the Rating Agency that a specified event or modification of the terms of such Series will not result in the reduction or withdrawal of the rating of the Certificates of any Series then in effect.

          "Reassignment" shall have the meaning specified in Section 2.10 of the
           ------------
Agreement.

          "Receivables" shall mean all amounts shown on the Servicer's records
           -----------
as amounts payable by Obligors on any Account, from time to time, including, without limitation, amounts payable for purchases of goods or services and for cash advances and amounts payable for Finance Charge Receivables. Receivables which become Defaulted Receivables shall not be shown on the Servicer's records as amounts payable (and will cease to be included as Receivables) on the day on which they become Defaulted Receivables.

          "Record Date" shall mean with respect to any Distribution Date, unless
           -----------
otherwise provided in any Supplement for the related Series, the last day of the preceding calendar month.

          "Recoveries" shall mean all amounts received, including Insurance
           ----------
Proceeds and the proceeds of any bulk sale by the Servicer with respect to Receivables which have previously become Defaulted Receivables; provided, however, that "Recoveries" shall not include any amounts received by the Servicer with respect to the Receivables in any Account if, and after, such Account has been "reaffirmed" by the Obligor thereon consistent with Requirements of Law applicable to a re-affirmation of indebtedness by a bankrupt Person.

          "Registered Certificates" shall have the meaning specified in Section
           -----------------------
6.01 of the Agreement.

          "Regular Addition Date" shall mean any Addition Date for Additional
           ---------------------
Accounts which are not Automatic Additional Accounts.

          "Removal Date" shall have the meaning specified in Section 2.10 of the
           ------------
Agreement.

          "Removal Notice Date" shall mean, with respect to any Removed Account,
           -------------------
the billing date for such Removed Account in the month preceding the month in which the Removal Date for such Removed Account occurs.

          "Removed Accounts" shall have the meaning specified in Section 2.10 of
           ----------------
the Agreement.

          "Repurchase Terms" shall mean, with respect to any Series issued
           ----------------
pursuant to an Exchange, the terms and conditions under which the Seller may repurchase such Series of Certificates pursuant to Section 12.02 of the Agreement as modified by the related Supplement.

          "Requirements of Law" for any Person shall mean the certificate of
           -------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Responsible Officer" when used with respect to the Trustee shall mean
           -------------------
any officer within the Corporate Trust Department (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

          "Retired Series" shall have the meaning specified in subsection
           --------------
4.01(f) of the Agreement.

          "Returned Check Fee" shall have the meaning specified in the Credit
           ------------------
Card Agreement applicable to each Account for returned check fees, returned cash advance check fees or similar terms.

          "Seller" shall mean prior to the Merger Date, FCCNB, and on and after
           ------
the Merger Date, First USA.

          "Seller Amount" shall mean, with respect to any Due Period, Aggregate
           -------------
Principal Receivables for such Due Period, minus the Aggregate Invested Amount
                                           -----
as of the close of business on the Distribution Date related to the prior Due Period.

          "Seller Exchange" shall have the meaning specified in Section 6.09 of
           ---------------
the Agreement.

          "Seller Interest" shall have the meaning specified in subsection
           ---------------
4.01(a) of the Agreement.

          "Seller's Percentage" shall mean 100% minus the Aggregate Invested
           -------------------
Percentage.

          "Series" shall mean any Series of Investor Certificates.
           ------

          "Series Termination Date" shall mean, with respect to any Series of
           -----------------------
Certificates, the date stated in the related Supplement.

          "Service Transfer" shall have the meaning specified in Section 10.01
           ----------------
of the Agreement.

          "Servicer" shall initially mean the Seller and thereafter any Person
           --------
appointed as successor as herein provided to service the Receivables.

          "Servicer Default" shall have the meaning specified in Section 10.01
           ----------------
of the Agreement.

          "Servicing Fee" shall have the meaning specified in Section 3.02 of
           -------------
the Agreement.

          "Servicing Fee Percentage" shall mean, with respect to any Series of
           ------------------------
Certificates, the percentage specified in the related Supplement.

          "Servicing Officer" shall mean any officer of the Servicer involved
           -----------------
in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "Standard & Poor's" shall mean Standard & Poor's Ratings Services.
           -----------------

          "Successor Servicer" shall have the meaning specified in Section 10.02
           ------------------
of the Agreement.

          "Supplement" shall mean, with respect to any Series, a supplement to
           ----------
this Agreement complying with the terms of Section 6.09 of the Agreement, executed in conjunction with any issuance of any Series of Certificates.

          "Termination Notice" shall have, with respect to any Series, the
           ------------------
meaning specified in Section 10.01 of the Agreement.

          "Transfer Agent and Registrar" shall have the meaning specified in
           ----------------------------
Section 6.03 of the Agreement and shall initially be FNBC.

          "Transfer Date" shall mean, with respect to any Distribution Date, the
           -------------
Business Day next preceding such Distribution Date.

          "Transfer Deposit Amount" shall mean, with respect to any Receivable
           -----------------------
for any Distribution Date, an amount equal to the amount of the Receivable at the end of the Due Period for such Distribution Date, plus finance charges at the APR on the finance charge balance for such Receivable from the last date billed through the end of such Due Period to the extent not included in the amount of the Receivables.

          "Transferred Account" shall mean a consumer revolving credit card
           -------------------
account with respect to which a new credit card account number has been issued by the Servicer under circumstances not requiring standard application and credit evaluation procedures under the Credit Card Guidelines and which can be traced or identified by reference to or by way of the computer files or microfiche lists delivered to the Trustee pursuant to Sections 2.01 and 2.05 of the Agreement, as an account into which an Account has been transferred.

          "Trust" shall mean the trust created by this Agreement.
           -----

          "Trust Assets" shall have the meaning specified in Section 2.01 of the
           ------------
Agreement.

          "Trustee" shall mean the institution executing this Agreement as
           -------
trustee, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to
           ---
time, as in effect in any specified or applicable jurisdiction.

          "Unallocated Principal Collections" shall have the meaning described
           ---------------------------------
in subsection 4.01(f) of the Agreement.

          "Undivided Interest" shall mean the undivided interest of any
           ------------------
Certificateholder in the Trust.

          "U.S. Alien" or "United States Alien" shall mean, unless otherwise
           ----------      -------------------
stated in any Supplement, any corporation, partnership, individual or fiduciary that, as to the United States, and for United States income tax purposes, is (i) a foreign corporation, (ii) a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust, (iii) a nonresident alien individual or (iv) a nonresident alien fiduciary of a foreign estate or trust,

          "U.S. person" or "United States person" shall mean, unless otherwise
           -----------      --------------------
stated in any Supplement, a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source; provided,
                                                                   --------
however, that the term "U.S. person" or "United States person" shall not include
-------
a branch or agency of a United States bank or insurance company that is operating outside the United States for valid business reasons as a locally regulated branch or agency engaged in the banking or insurance business and not principally for the purpose of investing in securities not registered under the Securities Act of 1933.

          "Vice President" when used with respect to the Seller shall mean any
           --------------
vice president whether or not designated by a word or number of words added before or after the title "vice president."

          Section 1.02   Other Definitional Provisions.
                         -----------------------------

               (a) All terms defined in any Supplement or this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

               (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in
Section 1.01 of the Agreement, and accounting terms partly defined in Section
1.01 of the Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

               (c) The agreements, representations and warranties of FCCNB, or after the Merger Date, First USA, in this Agreement in each of its capacities as Seller and Servicer shall be deemed to be the agreements, representations and warranties of FCCNB or First USA, as the case may be, solely in each such capacity for so long as FCCNB or First USA, as the case may be, acts in each such capacity under this Agreement.

               (d) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to any Supplement or this Agreement as a whole and not to any particular provision of such Supplement or this Agreement, as the case may be; and Section, subsection, Schedule and Exhibit references contained in this Agreement or any

Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement or any Supplement unless otherwise specified.

                              [END OF ARTICLE I]

                                  ARTICLE II

              CONVEYANCE OF RECEIVABLES; ISSUANCE OF CERTIFICATES

          Section 2.01   Conveyance of Receivables. By execution of this
                         -------------------------
Agreement, the Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Certificateholders, without recourse (except as specifically provided herein), all of its right, title and interest in, to and under the Receivables now existing and hereafter created and arising in connection with the Accounts and any other Accounts that meet the definition of Automatic Additional Accounts, all monies due or to become due and all amounts received with respect thereto after the applicable Cut-Off Date or Addition Notice Date, as the case may be, and all proceeds thereof. Such property, together with all monies on deposit in the Collection Account and any other account or accounts maintained for the benefit of the Certificateholders and available under any Enhancement to be provided by an Enhancement Provider for any Series for payment to Certificateholders shall constitute the assets of the Trust (the "Trust Assets"). The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Investor Certificateholder of any obligation of the Servicer, the Seller or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any obligors, merchant banks, merchants clearance systems, VISA USA, Inc., MasterCard International Incorporated or insurers.

          In connection with such conveyance, the Seller agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee on or prior to the date of issuance of the Certificates. The Trustee shall be under no obligation whatsoever to file such financing statements or make any other filings under the UCC in connection with such conveyance. The Trustee shall be entitled to rely upon the filings made by the Seller.

          In connection with such conveyance, the Seller further agrees, at its own expense, (a) on or prior to the Effective Date to indicate in its books and records that all Receivables created in connection with the Accounts have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (b) to deliver to the Trustee a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Effective Date, (i) its account number, (ii) its collection status, and (iii) the aggregate amount outstanding in such Account. Such file or list shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.

          Section 2.02   Acceptance by Trustee.
                         ---------------------

               (a) The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01 of the Agreement, declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Seller delivered to the Trustee the computer file or microfiche list described in the last paragraph of Section 2.01 of the Agreement.

               (b) The Trustee hereby agrees not to disclose, except as may be required by law, to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as
Schedule 1 delivered to the Trustee by the Seller pursuant to Section 2.01 of the Agreement or subsection 2.05(c)(ii) of the Agreement, except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 10.02 of the Agreement. The Trustee agrees to take such measures as shall be reasonably requested by the Seller to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Seller to inspect the Trustee's security and confidentiality arrangements from time to time during normal business hours. The Trustee shall provide the Seller with written notice five days prior to any disclosure pursuant to this subsection 2.02(b).

               (c) The Trustee shall have no power to create, assume or incur indebtedness, beneficial interests or other liabilities in the name of the Trust other than as contemplated in this Agreement.

               (d) The parties hereto intend that the Seller shall be deemed hereunder to have transferred and assigned to the Trust all right, title and interest of the Seller in the Receivables and the proceeds thereof (including the Recoveries relating thereto); or if this Agreement does not constitute a valid transfer and assignment of all right, title and interest of the Seller in such property, the parties hereto intend that this Agreement, which constitutes a security agreement under the UCC, is a grant of a "security interest" (as defined in the UCC as in effect in the State of Delaware) in such property to the Trust. The parties hereto intend to treat such transfer and assignment as a sale, and not as a secured borrowing, for accounting purposes.

          Section 2.03   Representations and Warranties of the Seller Relating
                         -----------------------------------------------------
to the Seller. The Seller hereby represents and warrants to the Trustee, on
-------------
behalf of the Trust, with respect to any Series of Certificates, as of the date of its Closing Date, unless otherwise stated in such Supplement, that:

               (a)       Organization and Good Standing. The Seller is a
                         ------------------------------
national bank duly organized and validly existing in good standing under the laws of the United States of America, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and any Supplement and to execute and deliver to the Trustee pursuant hereto the Certificates and, in all material respects, to own its property and conduct its business as such properties are presently owned and such business is presently conducted.

               (b)       Due Qualification. The Seller is duly qualified to do
                         -----------------
business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals with respect to the Seller, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would render any Credit Card Agreement relating to an Account or any Receivable unenforceable by the Seller or the Trust or would have a material adverse effect on the Certificateholders; provided that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee would have to obtain to do business in any state in which the Trustee seeks to enforce any Account or any Receivable.

               (c)       Due Authorization. The execution and delivery of this
                         -----------------
Agreement and any Supplement and the execution and delivery to the Trustee of the Certificates by the Seller and the consummation of the transactions provided for in this Agreement and any Supplement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

               (d)       Binding Obligation. This Agreement and any Supplement
                         ------------------
constitute a legal, valid and binding obligation of the Seller, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banks under United States law and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

               (e)       No Violation. The execution and delivery of this
                         ------------
Agreement and any Supplement and the Certificates, the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Seller or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or its properties is bound.

               (f)       No Proceedings. There are no proceedings or
                         --------------
investigations, pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any Supplement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any Supplement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement or the Certificates, or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal, Illinois, New York or Delaware income tax systems.

               (g)       FDIC Insurance. The Seller is an insured institution
                         --------------
for the purposes of the Federal Deposit Insurance Act.

               (h)       All Consents Required. All approvals, authorizations,
                         ---------------------
consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement and the Certificates, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment by the Seller of the terms hereof have been obtained; provided, however, that the Seller makes no
                                     --------  -------
representation or warranty regarding state securities or "Blue Sky" laws in connection with the distribution of the Certificates.

          The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Trust Assets to the Trust, and the termination of the rights and obligations of the Servicer pursuant to
Section 10.01 of the Agreement. Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

          Section 2.04   Representations and Warranties of the Seller Relating
                         -----------------------------------------------------
to the Agreement and any Supplement and the Receivables.
-------------------------------------------------------

               (a)       Representations and Warranties. The Seller hereby
                         ------------------------------
represents and warrants to the Trustee, on behalf of the Trust, with respect to any Series of Certificates, as of the date of its related Supplement and Closing Date, unless otherwise stated in such Supplement, and, with respect to any Series and matters involving Additional Accounts, as of the related Addition Date that:

                         (i) this Agreement and any Supplement and, in the case of Additional Accounts, the related Assignment, each constitute legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banks under United States law and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                         (ii) as of the Effective Date, Schedule 1 to this Agreement and, as of the applicable Addition Date with respect to Additional Accounts added pursuant to subsections 2.05(a) and 2.05(b)(i), and as of the applicable Determination Date with respect to Automatic Additional Accounts, the related list referred to in subsection 2.05(c)(ii) of the Agreement, is and will be an accurate and complete listing of all the Accounts in all material respects as of the Effective Date or the applicable Addition Notice Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is and will be true and correct in all material respects as of such applicable Effective Date or Addition Notice Date

                         (iii) each Receivable existing on the Effective Date or, in the case of Additional Accounts, on the later of the Addition Date or the date on which the Account with respect to such Receivable comes into existence, has been conveyed to the Trust free and clear of any Lien other than Liens permitted by subsection 2.08(b) of the Agreement;

                         (iv) with respect to each Receivable existing on the Effective Date or, in the case of Additional Accounts, on the later of the Addition Date or the date on which the Account with respect to such Receivable comes into existence, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, affected or given by the Seller in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect;

                         (v) this Agreement and in the case of Additional Accounts, the related Assignment of Receivables either constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Seller in the Receivables and the proceeds thereof, including Recoveries relating thereto or, if this Agreement and, in the case of Additional Accounts, the related Assignment of Receivables, does not constitute a valid transfer and assignment of such property, it constitutes a grant of a "security interest" (as defined in the UCC as in effect in the State of Delaware) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation and which will be enforceable with respect to Additional Accounts upon execution and delivery of the related Assignment of Receivables. Upon the filing of any financing statements described in
     Section 2.01 of the Agreement and, in the case of the Receivables hereafter created or transferred to the Trust and the proceeds thereof, upon the creation or transfer thereof, the Trust shall have a first priority perfected security or ownership interest in such property except for Liens permitted under subsection 2.08(b) of the Agreement; provided, however,
                                                          --------  -------
     that such security interest in proceeds shall remain perfected after 10 days from their receipt by the Servicer (so long as First USA is Servicer) or the Seller only to the extent that such proceeds are identifiable cash proceeds or come into the Trust's possession within the applicable 10- or 20-day period; and provided, further, that the Seller makes no representation or
                 --------  -------
     warranty with respect to the effect of Section 9-306(4) of the UCC on the rights of the Trust to proceeds held by the Seller at the time insolvency proceedings are instituted by or against the Seller. Except as otherwise provided in this Agreement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Collection Account; and

                         (vi) as of the Effective Date, each Receivable existing on such date is to the best knowledge of the Seller an Eligible Receivable in all material respects and, in the case of Additional Accounts, as of the later of the Addition Date or the date on which such Account comes into existence, each Receivable with respect to such Additional Account is to the best knowledge of the Seller an Eligible Receivable.

               (b)       Notice of Breach. The representations and warranties
                         ----------------
set forth in this Section 2.04 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the others.

          Section 2.05   Addition of Accounts.
                         --------------------

               (a) If, with respect to any Series, (1) on any Determination Date, the Seller Amount for the related Due Period is less than the Minimum Seller Interest Percentage of Aggregate Principal Receivables for such Due Period, the Seller shall designate additional "Classic VISA," "VISA Gold," "Standard MasterCard," "Gold MasterCard," "Platinum VISA" or "Platinum MasterCard" accounts or any successor credit card account designation (the "Additional Accounts") to be included as Accounts in a sufficient amount such that the Seller Amount as a percentage of Aggregate Principal Receivables for such Due Period would have been at least equal to the Minimum Seller Interest Percentage or (2) on any Determination Date Aggregate Principal Receivables is less than the Minimum Aggregate Principal Receivables, the Seller shall designate Additional Accounts to be included as Accounts in a sufficient amount such that Aggregate Principal Receivables will be equal to or greater than Minimum Aggregate Principal Receivables. On or before the third Business Day prior to the date on which the Receivables in the designated Additional Accounts will be assigned to the Trust by the Seller (the "Addition Date") or immediately if such Additional Accounts are required pursuant to subsection 2.05(a)(2), the Seller shall give the Trustee, the Servicer and each Rating Agency written notice that the Receivables from such Additional Accounts are to be assigned to the Trust.

               (b) In addition to its obligation under subsection 2.05(a) of the Agreement, (i) the Seller may upon three Business Days' notice to the Trustee and each Rating Agency, but shall not be obligated to, designate from time to time Additional Accounts of the Seller to be included as Accounts and
(ii) at any time that a substantial portion of the Receivables in the Eligible Accounts or Eligible Additional Accounts in any Portfolio have been transferred to the Trust, the Seller may, at its option, designate Automatic Additional Accounts in such Portfolio to be included automatically as Additional Accounts effective as of the date of the inclusion of any such Automatic Additional Account in a Billing Cycle. The Seller hereby designates all Eligible Additional Accounts in the Designated Portfolios that meet the definition of Automatic Additional Accounts to be included automatically as Additional Accounts and, pursuant to Section 2.01 hereof, conveys the Receivables now existing or hereafter arising in such Accounts to the Trust. The Seller may terminate the addition of Automatic Additional Accounts to the Trust at any time by giving 5 days' prior written notice to the Trustee. On each Determination Date following the Addition Date or the Closing Date with respect to which the Seller shall have added Automatic Additional Accounts to the Trust, the Seller shall submit to the Trustee an updated computer file or microfiche or written list containing all Accounts in the Trust showing for each Account the information required in 2.05(c)(ii) as of the end of the Due Period relating to such Determination Date.

               (c) The Seller shall be permitted to designate and assign Receivables from Additional Accounts only upon satisfaction of the following conditions:

                         (i) The Seller shall designate only Eligible Additional Accounts;

                         (ii) On or prior to each Addition Date in respect of Additional Accounts, the Seller shall have delivered to the Trustee a written assignment (including an acceptance by the Trustee for the benefit of the Certificateholders) in substantially the form of Exhibit B (the "Assignment") and, in respect of additions made pursuant to subsections 2.05(a) and 2.05(b)(i), a computer file, microfiche or written list containing a true and complete schedule identifying all such Additional Accounts specifying for each such Account, as of the Addition Notice Date, its account number, its collection status and the aggregate amount outstanding in such Account. Such computer file, microfiche or written list shall be as of the Addition Date with respect to such Assignment incorporated into and made part of such Assignment and this Agreement;

                         (iii) The Seller represents and warrants (x) as of each Addition Date with respect to Additional Accounts added pursuant to subsections 2.05(a) and 2.05(b)(i) that (a) the list of Additional Accounts, as of the Addition Notice Date, complies in all material respects with the requirements of paragraph (ii) above and (b) no selection procedure was utilized by the Seller in selecting the Eligible Additional Accounts which is materially adverse to the interests of the Investor Certificateholders; (y) as of the Determination Date, with respect to Additional Accounts added pursuant to subsection 2.05(b)(ii), that no selection procedure was used by the Seller in adding Automatic Additional Accounts to any Billing Cycle which is materially adverse to the interests of the Investor Certificateholders and (z) as of the Addition Notice Date and as of the Addition Date, the Seller is not insolvent;

                         (iv) The Trustee shall not have received written notice from any Rating Agency that such Rating Agency will reduce or withdraw its rating on any outstanding Series as a result of such addition;

                         (v) On or before each Addition Date, the Seller shall deliver a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii), (iii) and (iv) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to matters set forth therein and shall incur no liability in so relying;

                         (vi) On or before each Addition Date the Seller shall deliver to the Trustee an Opinion of Counsel with respect to the Receivables in the Additional Accounts substantially in the form of Exhibit F; and

                         (vii) if with respect to any twelve-month period, the aggregate number of Accounts designated to have their Receivables added to the Trust shall exceed the applicable Aggregate Addition Limit, the Seller shall have received notice from Standard & Poor's, Moody's and Fitch that the inclusion pursuant to subsection 2.05(b) of accounts as Additional Accounts in excess of the applicable Aggregate Addition Limit will not result in the reduction or withdrawal of its then existing rating of any outstanding Series and shall have delivered such notice to the Trustee.

          Upon satisfaction of the above conditions, the Seller shall execute and deliver the Assignment to the Trustee, and the Receivables from the Additional Accounts shall be conveyed to the Trust as provided in Section 2.01 of the Agreement.

               (d)       Notice of Breach. The representations and warranties
                         ----------------
set forth in subsection 2.05(c)(iii) of the Agreement shall survive the transfer and assignment of the respective Receivables to the Trust. Upon discovery by the Seller, the Servicer or the Trustee of a breach of any of the covenants, representations and warranties set forth in Articles II or III, the party discovering the breach shall give prompt written notice to the others.

          Section 2.06   Transfer of Ineligible Receivables.
                         ----------------------------------

               (a) In the event of a breach with respect to a Receivable of any representations and warranties set forth in subsection 2.04(a)(iii) of the Agreement or in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable:

                         (i) if (A) the long-term unsecured debt rating of the Seller is at least A2 by Moody's or (B) the Seller does not meet the foregoing rating requirement and the Lien of the subject Receivable is not of the type otherwise described in clause (ii) below, and as a result of such breach or event such Receivable becomes a Defaulted Receivable or the Trust's rights in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then each such Receivable shall be automatically removed from the Trust on the terms and conditions set forth below; or

                        (ii) if (A) the Seller does not meet the rating requirements in the foregoing clause (i) above and if (B) such Lien ranks prior to the Lien created pursuant to this Agreement or such Lien meets any of the following conditions (1) such Lien arises in favor of the United States of America or any State or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or (2) such Lien has been consented to by the Seller, then upon the earlier to occur of the discovery of such breach or event by the Seller or the Servicer or receipt by the Seller and the Servicer of written notice of such breach or event given by the Trustee, each such Receivable shall be automatically removed from the Trust on the terms and conditions set forth below.

                 (b) In the event of a breach of any representations and warranties set forth in subsection 2.04(a)(iv) or 2.04(a)(v) of the Agreement or in the event any Receivable is not an Eligible Receivable for any reason other than the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable, and as a result of such breach or event such Receivable becomes a Defaulted Receivable or the Trust's rights in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien, then, upon the expiration of 60 days from the earlier to occur of the discovery of any such event by the Seller, or receipt by the Seller of written notice of any such event given by the Trustee or the Servicer, each such Receivable shall be removed from the Trust on the terms and conditions set forth below; provided,
                                                                    --------
however, that no such removal shall be required to be made with respect to a
-------
Receivable which is not an Eligible Receivable to be removed pursuant to this sentence if, on any day within such applicable period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day.

                 (c) When required with respect to a Receivable (an "Ineligible Receivable") by the provisions of subsection 2.06(a) or 2.06(b) of the Agreement, such Receivable shall be automatically removed from the Trust by deducting the principal balance of each such Ineligible Receivable from the Principal Receivables in the Trust. On and after the date of such removal, each Ineligible Receivable so removed shall not be included in the calculation of any Invested Percentage, the Seller's Percentage or the Seller Amount. In the event that the exclusion of an Ineligible Receivable from the calculation of the Seller Amount would cause the Seller Amount to be a negative number or would otherwise not be permitted by law, the Seller shall immediately, but in no event later than 10 days after such event, make a deposit in the Collection Account in immediately available funds by the next Transfer Date in an amount equal to the Transfer Deposit Amount. Such deposit shall be considered a payment in full of the

Ineligible Receivable and shall be applied as a Collection of Finance Charge Receivables or Principal Receivables, as applicable, in accordance with Article
IV. Upon each removal of an Ineligible Receivable from the Trust, the Trust shall automatically and without further action be deemed to transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof, provided that any Finance Charge Receivables relating to such Ineligible Receivable accrued through the date of removal of such Ineligible Receivable and not otherwise included in the Transfer Deposit Amount shall continue to be property of the Trust. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Ineligible Receivable pursuant to this subsection. In the event that on any day within 60 days of the date on which the removal of an Ineligible Receivable from the Trust pursuant to this Section is effected, the applicable representations and warranties shall be true and correct in all material respects on such date, the Seller may, but shall not be required to, direct the Servicer to include such Receivable in the Trust by adding the principal balance of such Receivable to the Principal Receivables in the Trust. Upon addition of a Receivable to the Trust pursuant to this subsection, the Seller shall have been deemed to have made the applicable representations and warranties in subsection 2.04(a) of the Agreement as of the date of such addition, as if the Receivable had been created on such date, and shall execute all such necessary documents and instruments of transfer or assignment and take such other actions as shall be necessary to effect and perfect the reconveyance of such Receivable to the Trust. The obligation of the Seller set forth in this subsection, or the automatic removal of such Receivable from the Trust, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced subsections with respect to such Receivable available to Certificateholders or the Trustee on behalf of Certificateholders.

                 (d) For the purposes of subsections 2.06(a) and 2.06(b) above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Servicer (if the Servicer is First
USA) for more than the applicable period under Section 9-306(3) of the UCC.

          Section 2.07  Purchase of Certificates. In the event (x) of any breach
                        ------------------------
of any of the representations and warranties set forth in subsection 2.04(a)(i) or 2.04(a)(ii) or 2.05(c)(iii) of the Agreement or (y) a material amount of Receivables are Ineligible Receivables, and such event has a material adverse effect on Investor Certificateholders, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested Amount, by notice then given in writing to the Seller (and to the Trustee and the Servicer if given by the Investor Certificateholders), may direct the Seller to purchase all Series of Certificates within 60 days of such notice, or within such longer period as may be specified in such notice, and the Seller shall be obligated to make such purchase on a Distribution Date occurring within such 60-day period on the terms and conditions set forth below; provided, however, that no such purchase shall
                                --------  -------
be required to be made if, during such 60-day
period, the representations and warranties contained in subsections 2.04(a)(i) and 2.04(a)(ii) and 2.05(c)(iii) of the Agreement shall be satisfied in all material respects or there shall no longer be a material amount of Ineligible Receivables, as the case may be, and any material adverse effect on the Investor Certificateholders caused thereby shall have been cured. The Seller shall deposit in the Collection Account on a Transfer Date occurring within such 60-day period an amount equal to the purchase price (as described in the next succeeding sentence) for the Investor Certificates. The purchase price for any such purchase will be equal to the sum of (x) the Aggregate Invested Amount at the end of the day on the Record Date preceding the date such deposit is made, plus (y) an amount equal to all Monthly Interest accrued but unpaid on the
----
Investor Certificates for the related Interest Accrual Period for the Distribution Date on which the distribution of such deposit is scheduled to be made pursuant to Section 12.03 of the Agreement and all prior Distribution Dates. Notwithstanding anything to the contrary in this Agreement or any Supplement, the entire amount of the purchase price deposited in the Collection Account shall be distributed to the Investor Certificateholders on such Distribution Date pursuant to Section 12.03 of the Agreement. Payment of such purchase price into the Collection Account in immediately available funds shall otherwise be considered a prepayment in full of the Receivables. If the Trustee or the Investor Certificateholders give notice directing the Seller to purchase the Investor Certificates as provided above, the obligation of the Seller to purchase the Investor Certificates pursuant to this Section 2.07 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.07 available to the Investor Certificateholders (or the Trustee on behalf of the Investor Certificateholders).

          Section 2.08  Covenants of the Seller. The Seller hereby covenants
                        -----------------------
that:

                 (a)    Receivables Not to be Evidenced by Promissory Notes or
                        ------------------------------------------------------
Chattel Paper. The Seller will take no action to cause any Receivable to be
-------------
evidenced by any instrument (as defined in the UCC as in effect in the State of Delaware). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.

                 (b)    Security Interests. Except for the conveyances
                        ------------------
hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein, and the Seller shall defend the right, title and interest of the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided,
                                                                  --------
however, that nothing in this subsection 2.08(b) shall prevent or be deemed to
-------
prohibit the Seller from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                 (c)    Periodic Rate Finance Charges. The Seller hereby agrees
                        -----------------------------
that, except as otherwise required by any Requirement of Law applicable to the Seller or as is deemed by the Seller to be necessary in order for the Seller to maintain the credit card business on a competitive basis based on a good faith assessment by the Seller of the nature of its competition in the credit card business, it shall not at any time reduce (x) the APR of the Periodic Rate Finance Charges assessed on the Receivables with respect to which a fixed rate APR is assessed, (y) in the case of Receivables as to which a variable rate APR is assessed, the percentage charged in excess of the index rate used in calculating the Periodic Rate Finance Charge, and/or (z) any fees charged on any of the Accounts, if as a result of any such reduction, the Seller's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

                 (d)    Credit Card Agreements and Guidelines. The Seller shall
                        -------------------------------------
comply with and perform its obligations under the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of VISA U.S.A., Inc., and MasterCard International Incorporated, except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. Subject to compliance with all Requirements of Law the failure to comply with which would have a material adverse effect on the Investor Certificateholders, the Seller may change the terms and provisions of the Credit Card Agreement or the Credit Card Guidelines in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs and the periodic rate finance charge to be assessed thereon) only if in the reasonable judgment of the Seller (a) if it owns a comparable segment of consumer revolving credit card accounts, then such change is made applicable to such comparable segment which has characteristics the same as, or substantially similar to, the Accounts which are the subject of such change and (b) if it does not own such a comparable segment, it will not make any such change with the intent to materially benefit the Seller over the Investor Certificateholders.

                 (e)    Accounts with Foreign Addresses. The Seller shall not
                        -------------------------------
permit Principal Receivables of Accounts the Obligor with respect to which has provided, as its most recent billing address, an address which is not either located in the United States or its territories or possessions or a Military Address to exceed 1% of Aggregate Principal Receivables.

                 (f)    Account Allocations. In the event that the Seller is
                        -------------------
unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.02 of the Agreement or any Governmental Authority having regulatory authority over the Seller or any court of competent jurisdiction ordering that the Seller not transfer any additional Principal Receivables to the Trust) then, in any such event, (A) the Seller agrees (except as prohibited by any such order) to allocate and pay to the Trust, after the date of such inability, all Collections, including Collections with respect to Finance Charge Receivables, with respect to Principal Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections, including Collections with respect to Finance Charge Receivables, with respect to such Receivables which would have been Principal Receivables but for the Seller's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Receivables in the Trust on such date), (B) the Seller agrees to have such amounts applied as Collections in accordance with Article IV and (C) for only so long as the allocation and application of all Collections and all amounts which would have constituted Collections are made in accordance with clauses (A) and (B) above, Principal Receivables (and all amounts which would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust) which are written off as uncollectible in accordance with this Agreement shall be allocated in accordance with the related Supplement and all amounts which would have constituted Principal Receivables but for the Seller's inability to transfer Receivables to the Trust shall be deemed to be Principal Receivables for purposes of calculating the applicable Invested Percentage thereunder. For the purpose of the immediately preceding sentence of this subsection 2.08(f), the Seller shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount equal to the aggregate amount of Principal Receivables in the Trust as of the date of the occurrence of such event. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV.

                 (g)    Delivery of Collections. In the event that the Seller
                        -----------------------
receives Collections, the Seller agrees to pay the Servicer or any Successor Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller, but in no event later than five days after the receipt by the Seller thereof.

                 (h)    MasterCard International and VISA U.S.A. The Seller
                        ---------------------------------------
shall use its best efforts to remain a member in good standing of the MasterCard International Incorporated System or its substantial equivalent and to be or cause BANK ONE to remain a member in good standing of the VISA U.S.A. Inc. system or its substantial equivalent.

                 (i)    Notice of Liens. The Seller shall notify the Trustee
                        ---------------
promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder and as provided in Exhibit D.

                 (j)    Status of Accounts and Receivables. The Seller hereby
                        ----------------------------------
agrees to comply in all respects with all Requirements of Law applicable to the Seller the failure to comply with which would have a material adverse effect on the Investor Certificateholders.

          Section 2.09  Authentication of Certificates. Pursuant to the request
                        ------------------------------
of the Seller, the Trustee shall cause Certificates in authorized denominations evidencing the entire ownership of the Trust to be duly authenticated and delivered to or upon the order of the Seller pursuant to Section 6.02 of the Agreement.

          Section 2.10  Removal of Accounts.
                        -------------------

                 (a) On each Determination Date that the Seller Amount for the related Due Period exceeds 15% of Aggregate Principal Receivables in the Trust with respect to such Determination Date, the Trustee shall be deemed to have offered to the Seller automatically and without any notice to or action by or on behalf of the Trustee, as of such Determination Date, the right to remove from the Trust all of the Trust's right, title and interest in, to and under the Receivables now existing and hereafter created, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof in or with respect to those Accounts designated by the Seller (the "Removed Accounts") in an aggregate amount not greater than the lesser of (x) the excess of the Seller Amount over the Minimum Seller Interest Percentage of Aggregate Principal Receivables and (y) the excess of Aggregate Principal Receivables over the Minimum Aggregate Principal Receivables. To accept such offer, the Seller is required to furnish to the Trustee and each Rating Agency written notice by the fifth Business Day after the Determination Date specifying the approximate aggregate amount of Principal Receivables covered by the offer that the Seller intends to accept.

                 (b) In addition to the foregoing provisions, the Seller shall be permitted to accept reassignment to it of the Receivables from Removed Accounts only upon satisfaction of the following conditions:

                        (i) On each date specified by the Seller for removal of the Removed Accounts (a "Removal Date"), the Trustee shall deliver to the Seller a written reassignment in substantially the form of Exhibit C (the "Reassignment") and the Seller shall deliver to the Trustee a computer file, microfiche or written list containing a true and complete schedule identifying all Accounts the Receivables of which remain in the Trust specifying for each such Account, as of the Removal Notice Date, its account number, its collection status and the aggregate amount outstanding in such Account. Such computer file, microfiche or written list shall be incorporated into and made part of this Agreement as of the date of such Reassignment;

                        (ii) The Seller represents and warrants as of each Removal Date that (a) the list of the Accounts not removed from the Trust, as of the Removal Notice Date, complies in all material respects with the requirements of paragraph (i) above; and (b) no selection procedure used by the Seller which is adverse to the interests of the Investor Certificateholders was utilized in selecting the Removed Accounts;

                        (iii) The removal of any Receivables in any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, cause a Liquidation Event to occur;

                        (iv) The Seller shall have delivered 10 days' prior written notice (which may be given prior to the Determination Date in expectation that the Trustee will make the offer described in subsection 2.10(a)) of such removal to each Rating Agency which has rated any outstanding Series and the Trustee shall not have received written notice from any Rating Agency that such Rating Agency will reduce or withdraw its rating on any outstanding Series as a result of such removal; and

                        (v) The Seller shall have delivered to the Trustee a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (i) through (iv) above. The Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          Upon satisfaction of the above conditions, the Trustee shall execute and deliver the Reassignment to the Seller, and the Receivables from the Removed Accounts shall no longer constitute a part of the Trust.

          Section 2.11  Repayment of Recoveries That Are Not Eligible Net
                        -------------------------------------------------
Recoveries. The Trust shall pay to the Seller all Recoveries received by the
----------
Trust which are not applied as Eligible Net Recoveries pursuant to Article IV.

                              [END OF ARTICLE II]

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                                OF RECEIVABLES

          Section 3.01  Acceptance of Appointment and Other Matters Relating to
                        -------------------------------------------------------
the Servicer.
------------

                 (a) First USA agrees to act as the Servicer under this Agreement and any Investor Certificateholders and the Seller by its acceptance of the Certificates consents to First USA acting as Servicer.

                 (b) The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the Receivables and in accordance with the Credit Card Guidelines and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to
Section 10.01 of the Agreement, the Servicer is hereby authorized and empowered
(i) to make withdrawals and payments and to instruct the Trustee to make withdrawals and payments from the Collection Account or any other account or accounts maintained for the benefit of Certificateholders as set forth in this Agreement or any Supplement, (ii) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to
Section 10.01 of the Agreement, to instruct the Trustee to take any action permitted or required under any Enhancement at such time as set forth in this Agreement and any Supplement, (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables, (iv) to make any filings, reports, notices, applications, registrations with, and to seek any consent or authorizations from the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or state securities or reporting requirements or laws,
(v) to delegate certain of its service, collection, enforcement and administrative duties hereunder with respect to the Accounts and the Receivables to [First Data Resources, Inc.] or any other Person who agrees to conduct such duties in accordance with the Credit Card Guidelines; provided, however, that
                                                      --------  -------
the Servicer shall notify each Rating Agency in writing of any significant delegation of its duties to a Person other than [First Data Resources, Inc.] and which is not in the ordinary course of the Servicer's business and that no delegation will relieve the Servicer of its liability and responsibility with respect to such duties, (vi) to take any and all actions which it may deem necessary, appropriate or desirable with respect to the servicing of Defaulted Receivables and the management and supervision of Recoveries, including, but not limited to, the entering into of one or more transactions for the sale or transfer of Defaulted Receivables at such prices and upon such terms as the Servicer, in its sole discretion, shall deem to be appropriate and (vii) to enter into such contracts, agreements or other documents which it may deem necessary, appropriate or desirable to effectuate any of the foregoing authorizations or empowerments. The Trustee agrees that it shall follow the instructions of the Servicer with regard to any Enhancement.

                 (c) In the event that the Servicer is unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.02 of the Agreement or any Governmental Authority having regulatory authority over the Servicer or any court of competent jurisdiction ordering that the Servicer not transfer any additional Principal Receivables to the Trust) then, in any such event (except as prohibited by such order), (A) the Servicer agrees to allocate, after such date, all Collections (including Collections of Finance Charge Receivables) with respect to Principal Receivables transferred to the Trust prior to the occurrence of such event, and all amounts which would have constituted Collections (including Collections of Finance Charge Receivables) with respect to such Receivables which would have been Principal Receivables but for the Servicer's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Receivables in the Trust as of such date) in accordance with subsection 2.08(f) of the Agreement, (B) the Servicer agrees to have such amounts applied as Collections in accordance with Article IV and (C) for only so long as all Collections and all amounts which would have constituted Collections are allocated and applied in accordance with clause (B) above, Principal Receivables and all amounts which would have constituted Principal Receivables but for the Servicer's inability to transfer Principal Receivables to the Trust which are written off as uncollectible in accordance with this Agreement shall continue to be allocated in accordance with the related Supplement and all amounts which would have constituted Principal Receivables but for the Servicer's inability to transfer Principal Receivables to the Trust shall be deemed to be Principal Receivables for purposes of calculating the Invested Percentage thereunder. For the purpose of the immediately preceding sentence of this subsection 3.01(c) of the Agreement, the Seller and the Servicer shall treat the first received Collections with respect to the Accounts as allocable to the Trust until the Trust shall have been allocated and paid Collections in an amount sufficient to pay the agreement amount of Principal Receivables in the Trust as of the date of occurrence of such event.

                 (d) So long as there is no Successor Servicer the Servicer shall not, and no Successor Servicer shall be obligated to, use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer or such Successor Servicer, as the case may be, in connection with servicing other credit card receivables.

                 (e) The Servicer shall maintain fidelity bond coverage insuring against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables covering such actions and in such amounts as the Servicer believes to be reasonable from time to time.

                 (f) The Servicer hereby agrees that, except as otherwise required by any Requirement of Law applicable to the Servicer or as is deemed by the Seller to be necessary in order for the Seller to maintain its credit card business on a competitive basis based on a good faith assessment by the Seller of the nature of its competition in the credit card business, it shall not at any time reduce (x) the APR of the Periodic Rate Finance Charges assessed on the Receivables with respect to which a fixed rate APR is assessed, (y) in the case of Receivables as to which a variable rate APR is assessed, the percentage charged in excess of the index rate used in calculating the Periodic Rate Finance Charge, and/or (z) any fees charged on any of the Accounts, if as a result of any such reduction, the Servicer's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

                 (g) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines and all applicable rules and regulations of VISA USA, Inc. and MasterCard International Incorporated or any substantial equivalent complying with the provisions of subsection 2.08(h) of the Agreement, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or the Certificateholders hereunder or under the Certificates. The Servicer may change the terms and provisions of the Credit Card Agreement or the Credit Card Guidelines with respect to any Account in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs and the Periodic Rate Finance Charge assessed thereon) only if in the reasonable judgment of the Servicer (a) if the Seller owns a comparable segment of consumer revolving credit card accounts, then such change is made applicable to such comparable segment which has characteristics the same as, or substantially similar to, the Accounts which are the subject of such change and (b) if it does not own such a comparable segment, then the Servicer will not make any such change with the intent to materially benefit the Seller over the Investor Certificateholders.

                 (h) The Servicer agrees that, upon a request by the Seller or the Trustee, it will use its best efforts to obtain and maintain the listing of any Series of Investor Certificates on the Luxembourg Stock Exchange or other stock exchange designated in the Supplement relating to such Series. If any such request is made, the Servicer shall give written notice to the Seller and the Trustee on the date on which such Series of Investor Certificates are approved for such listing and within three Business Days following receipt of notice by the Servicer of any actual, proposed or contemplated delisting of such Series of Investor Certificates by the Luxembourg Stock Exchange or such other stock exchange. The Trustee or the Servicer, each in its sole discretion, may terminate any listing on the Luxembourg Stock Exchange or such other stock exchange at any time subject to the notice requirements set forth in the preceding sentence.

          Section 3.02  Servicing Compensation. As compensation for its
                        ----------------------
servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any calendar month (or portion thereof) prior to the termination of the Trust pursuant to Section 12.01 of the Agreement (the "Servicing Fee"), payable in arrears on each Distribution Date, equal to the sum of, with respect to all Series, one-twelfth of the product of the applicable Servicing Fee Percentages and the sum of an allocable portion of the amount of the Seller Interest and the applicable Invested Amount as of the Record Date for such Distribution Date (or, in the case of the first Distribution Date, the amount of Principal Receivables on the Cut-Off Date). The share of the Servicing Fee allocable to each Series of Investor Certificateholders with respect to any Distribution Date shall be equal to one-twelfth of the product of (A) related Servicing Fee Percentage and (B) the Invested Amount of such Series on the prior Distribution Date after giving effect to any payment of principal on such prior Distribution Date (or, in the case of the first Distribution Date, the Initial Invested Amount) (with respect to any such Series, "Monthly Servicing Fee"). The remainder of the Servicing Fee shall be paid by the Holder of the Exchangeable Seller's Certificate and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable for the share of the Servicing Fee to be paid by the Holder of the Exchangeable Seller's Certificate. Any Monthly Servicing Fees shall be payable to the Servicer solely pursuant to the term of, and to the extent amounts are available for payment under, Article IV.

          The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05 of the Agreement and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders; provided that in no event shall the Servicer be liable for any Federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on the Trust, the Trustee or the Certificateholders except as expressly provided herein. So long as First USA is acting as Servicer hereunder, in the event that the Servicer fails to pay the amounts due to the Trustee pursuant to Section 11.05 of the Agreement, the Trustee shall be entitled to receive such amounts from the Servicing Fee, prior to the payment thereof to the Servicer. The Servicer shall be required to pay expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

          Section 3.03  Representations, Warranties and Covenants of the
                        ------------------------------------------------
Servicer. First USA, as initial Servicer, hereby makes, and any Successor
--------
Servicer by its appointment hereunder shall make, the following representations, warranties and covenants with respect to any Series of Certificates as of the date of the related Supplement and its Closing Date, unless otherwise stated in such Supplement, on which the Trustee shall be deemed to have relied upon in accepting the Receivables in trust and in authenticating the Certificates:

                 (a)    Organization and Good Standing. The Servicer is a
                        ------------------------------
national bank duly organized, validly existing and in good standing under the laws of the United States of

America, and has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement and any Supplement and, in all material respects, to own its property and conduct its business as such properties are presently owned and as such business is presently conducted.

                 (b)    Due Qualification. The Servicer is duly qualified to do
                        -----------------
business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to obtain such license or approval would have a material adverse affect upon the Certificateholders.

                 (c)    Due Authorization. The execution, delivery, and
                        -----------------
performance of this Agreement and any Supplement, and the consummation of the transactions provided in this Agreement and any Supplement, have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer.

                 (d)    Binding Obligation. This Agreement and any Supplement
                        ------------------
constitute a legal, valid, and binding obligation of the Servicer, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of national banks under United States law and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                 (e)    No Violation. The execution and delivery of this
                        ------------
Agreement and any Supplement by the Servicer, and the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it is bound.

                 (f)    No Proceeding. There are no proceedings or
                        -------------
investigations, pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement, (ii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any Supplement, or (iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement.

                 (g)    Compliance with Requirements of Law. The Servicer shall
                        -----------------------------------
duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables or Accounts, will maintain in effect all qualifications required under Requirements of Law in order to properly service the Receivables and the Accounts and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Accounts the failure to comply with which would have a material adverse effect on Investor Certificateholders.

                 (h)    No Recission or Cancellation. Subject to the provision
                        ----------------------------
set forth in subsection 3.03(i) of the Agreement, the Servicer shall not permit any rescission or cancellation of a Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

                 (i)    Protection of Certificateholders' Rights. The Servicer
                        ----------------------------------------
shall not take any action which would substantially impair or omit to take any action necessary to avoid impairment of the rights of Certificateholders in the Receivables, nor shall it reschedule, revise or defer Collections due on the Receivables; provided, however, the Servicer may, in accordance with its Credit
             --------  -------
Card Guidelines, the curing criteria specified in Schedule 3 and with prudent servicing practices, make customer service adjustments and adjustments in payment schedules in the ordinary course of business.

                 (j)    All Consents Required. All approvals, authorizations,
                        ---------------------
consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of this Agreement, the performance by the Servicer of the transactions contemplated by this Agreement and the fulfillment by the Servicer of the terms hereof, have been obtained; provided, however, that the Servicer makes no
                            --------  -------
representation or warranty regarding state securities or "Blue Sky" laws in connection with the distribution of the Certificates.

          In the event (x) there is any breach of any of the representations, warranties or covenants of the Servicer contained in subsection 3.03(g), (h) or
(i) of the Agreement with respect to any Receivable or (y) the Servicer has failed to comply in all material respects with all Requirements of Law applicable to any Receivable or the Account relating to any Receivable, and as a result of such breach or failure such Receivable becomes a Defaulted Receivable or the rights of the Trust in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available to the Trust, then within 60 days (or with the prior consent of a Responsible Officer of the Trustee, such longer period specified in such consent but not to exceed an additional 60 days) of the earlier to occur of the discovery of such event by the Servicer, or receipt by the Servicer of written notice of such event given by the Trustee or the Seller, the Servicer shall accept the transfer of all the Receivables in each Account as to which such event relates on the terms and conditions set forth below; provided, however, proceeds shall not be deemed to
                            --------  -------
be impaired hereunder solely as a result of such proceeds being held by the Servicer (if the Servicer is First USA) for more than the applicable period under Section 9-306(3) of the UCC; provided, further, however, that no such
                                   --------  -------  -------
transfer shall be required to be made with respect to such Receivable if, within such 60-day period, the event giving rise to the obligation to accept the transfer of such Receivable and any material adverse effect on the interests of Investor Certificateholders in such Receivable shall be cured by the Servicer. The Servicer shall accept the transfer of a Receivable by making a deposit into the Collection Account in immediately available funds by the Transfer Date following the expiration of the 60-day period set forth in this Section in an amount equal to the Transfer Deposit Amount for such Receivable. Upon each such transfer to the Servicer, the Trustee shall automatically and without further action be deemed to transfer, assign, and set over, and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivable, all monies due or to become due with respect thereto and all proceeds thereof; and such Receivable shall be treated by the Trustee as collected in full as of the Due Period to which such Transfer Deposit Amount relates. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any Receivable pursuant to this Section. The obligation of the Servicer to accept the transfer of any such Receivables shall constitute the sole remedy respecting any breach of the representations, warranties and covenants set forth in subsection 3.03(g), (h) or (i) of the Agreement with respect to such Receivables available to Certificateholders or the Trustee on behalf of Certificateholders.

          Section 3.04   Reports and Records for the Trustee; Bank Account
                         -------------------------------------------------
Statements.
----------

               (a)       Daily Records. Upon prior notice by the Trustee, the
                         -------------
Servicer shall make available at an office of the Servicer selected by the Servicer for inspection by the Trustee on a business day during the Servicer's normal business hours a record setting forth (i) the Collections processed by the Servicer on the preceding Business Day on each Account and (ii) the amount of Receivables as of the close of business on the second preceding Business Day in all Accounts. The Servicer shall, at all times, maintain its computer files with respect to the Accounts in such a manner so that the Accounts may be specifically identified and, upon prior request of the Trustee, shall make available to the Trustee at an office of the Servicer selected by the Servicer on any Business Day during the Servicer's normal business hours any computer programs necessary to make such identification.

               (b)       Monthly Servicer's Certificate. Unless otherwise stated
                         ------------------------------
in the related Supplement with respect to any Series, on the Determination Date preceding each Distribution Date, the Servicer shall forward by facsimile or electronic delivery (to be followed by original confirmation in writing) or overnight delivery service to the Trustee, the Paying Agent and each Rating Agency a certificate of a Servicing Officer substantially in the form of Exhibit D setting forth (i) the aggregate amount of Collections processed for the Due Period for such Distribution Date and the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables for such Due Period, (ii) the applicable Invested Percentages with respect to such Distribution Date of each Series of Certificates then outstanding with respect to Principal Receivables, Finance Charge Receivables and the Investor Default Amount, (iii) the amount, if any, of drawings or payments made or payments received under an

Enhancement, if any, for each such Series required to be made on such Distribution Date, (iv) for each Series any statement required by Section 5.02 in the form indicated in the Supplement relating to such Series, (v) for each Series all amounts payable to such Series on such Distribution Date in respect of interest and in respect of principal, (vi) the excess, if any, of Aggregate Principal Receivables over Aggregate Principal Receivables required to be maintained pursuant to this Agreement and any Supplement as of the Determination Date, and (vii) whether, with respect to each Series, a Liquidation Event or other similar event is deemed to have occurred with respect to the Due Period for such Distribution Date. Such certificate shall also include a certification that to the best of such officer's knowledge, the Servicer has fully performed all of its obligations under the Agreement throughout such preceding month, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

               (c)       Rating Agency Requests for Information. The Servicer
                         --------------------------------------
shall provide each Rating Agency such information with respect to the Trust as such Rating Agency shall reasonably request.

          Section 3.05   Annual Servicer's Certificate. The Servicer will
                         -----------------------------
deliver to the Trustee and each Rating Agency on or before March 31 (or for calendar years commencing after December 31, 1999, on or before April 30) of each calendar year, an Officers' Certificate substantially in the form of Exhibit E stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement was made under the supervision of the officers signing such certificate and (b) to the best of such officers' knowledge, based on such review, the Servicer has fully performed all of its obligations under this Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to each such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Officer.

          Section 3.06   Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Report.
------

               (a) On or before March 31 (or for calendar years commencing after December 31, 1999, on or before April 30) of each calendar year, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) to furnish a report (which report shall cover the period from January 1 to and including December 31 of the prior calendar year or for the calendar year ending December 31, 1990 from the Initial Closing Date to December 31, 1990) to the Trustee, each Rating Agency and, as required, any Enhancement Provider to the effect that they have applied certain procedures agreed upon with the Servicer and examined certain documents and records relating to the servicing of Accounts under this Agreement, and that, based upon such agreed upon procedures, nothing has come to the attention of such accountants that caused them to believe the servicing (including, without limitation, the allocation of Collections) has not been conducted in compliance with the terms and conditions set forth in Sections 3.01, 3.04, 3.05, 3.09 and 12.01 and Article IV of this Agreement and any Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. In addition, each report shall set forth the agreed upon procedures performed. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

               (b) On or before March 31 (or for calendar years commencing after December 31, 1999, on or before April 30) of each calendar year, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) to furnish a report to the Trustee, each Rating Agency and, as required, any Enhancement Provider to the effect that they have compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Servicer pursuant to subsection 3.04(b) of the Agreement during the period covered by such report (which shall be the period from January 1 to and including December 31 of the prior calendar year or for the calendar year ending December 31, 1990 from the Initial Closing Date to December 31, 1990) with the Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such accountants are of the opinion that such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.07   Tax Treatment. The Seller has entered into this
                         -------------
Agreement and the Investor Certificates have been (or will be) issued with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of the Seller and the Seller, each Investor Certificateholder by acceptance of its Certificate and each Certificate Owner by acquiring an interest in a Certificate agrees to treat the Investor Certificates for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Seller.

          Section 3.08   Notices to First USA. In the event that First USA is no
                         --------------------
longer acting as Servicer, any Successor Servicer appointed pursuant to Section
10.02 of the Agreement shall deliver or make available to FCCNB each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Sections 3.04, 3.05 and 3.06 of the Agreement.

          Section 3.09   Adjustments.
                         -----------

               (a) If the Servicer adjusts downward the amount of any Receivable because of a rebate, refund, unauthorized charge or billing error to a cardholder, or because such Receivable was created in respect of merchandise which was refused or returned by a cardholder, or if the Servicer otherwise adjusts downward the amount of any Receivable without receiving Collections therefor or charging off such amount as uncollectible, then, in any such case, the amount of Principal Receivables used to calculate the Seller Amount, the Seller Interest and the Seller's Percentage will be reduced by the amount of the adjustment. Similarly, the amount of

Principal Receivables used to calculate the Seller Amount, the Seller Interest and the Seller's Percentage will be reduced by the amount of any Receivable which was discovered as having been created through a fraudulent or counterfeit charge. Any adjustment required pursuant to either of the preceding two sentences in the amount of Principal Receivables used in the calculation of the Seller Amount, the Seller Interest and the Seller's Percentage shall be made on or prior to the end of the Due Period in which such adjustment obligation arises. In the event that the exclusion of such Principal Receivables from the calculation of the Seller Amount would cause the Seller Amount to be a negative number, the Seller shall make a deposit into the Collection Account in immediately available funds in an amount equal to the amount by which the Seller Amount would be reduced below zero on the Transfer Date following the Due Period in which such adjustment obligation arises. Any deposit into the Collection Account in connection with the adjustment of a Receivable shall be considered an "Adjustment Payment," shall be treated as Collections of Finance Charge Receivables or Principal Receivables, as applicable, and shall be applied in accordance with Article IV.

               (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid. Notwithstanding the first two sentences of this subsection 3.09(b), no adjustments shall be made pursuant to this subsection 3.09(b) that will change any amount previously reported pursuant to subsection 3.04(b).


                             [END OF ARTICLE III]

                                  ARTICLE IV

                  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
                        AND APPLICATION OF COLLECTIONS

          Section 4.01   Establishment of Collection Account and Allocations
                         ---------------------------------------------------
with Respect to the Exchangeable Seller's Certificate.
-----------------------------------------------------

               (a)       The Collection Account. The Trustee, for the benefit of
                         ----------------------
the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an Eligible Institution (which initially shall be FNBC) a segregated account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If, at any time, the institution holding the Collection Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within 20 Business Days (or within 5 Business Days if such institution is an Affiliate of BANK ONE) establish a new Collection Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any investments to such new Collection Account and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted to the Servicer in subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments from the Collection Account and to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

          Each Series of Investor Certificates shall represent interests in the Trust, including the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to such Series as indicated in the Supplement relating to such Series and the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be deposited in the Collection Account and any other accounts maintained for the benefit of the Certificateholders or paid to the Investor Certificateholders. The Exchangeable Seller's Certificate shall represent the interest in the Trust not represented by any Series of Investor Certificates then outstanding, including the right to receive Collections and other amounts at the times and in the amounts specified in this Article IV to be paid to the Seller (the "Seller Interest"), provided, however, that such certificate shall not represent any
            --------  -------
interest in the Collection Account and any other accounts maintained for the benefit of the Certificateholders or the benefits of any Enhancement to be provided by an Enhancement Provider issued with respect to any Series, except as specifically provided in this Article IV.

          Unless otherwise agreed by each Rating Agency then rating an outstanding Series, if at any time neither First USA nor any affiliate of First USA is the Servicer, the Collection Account will be moved from First USA if then maintained there.

               (b)       Administration of the Collection Account. At the
                         ----------------------------------------
direction of the Servicer, funds on deposit in the Collection Account to be so invested shall be invested by the Trustee in Eligible Investments. All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders. Investments of funds representing Collections collected during any Due Period shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date following such Due Period. Any funds on deposit in the Collection Account to be so invested shall be invested solely in Eligible Investments. Funds deposited in the Collection Account on a Transfer Date with respect to the next following Distribution Date are not required to be invested overnight. The Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Holder of the Exchangeable Seller's Certificate.

               (c)       Identification of Account. Schedule 2, which is hereby
                         -------------------------
incorporated into and made a part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established.

               (d)       Allocations For the Exchangeable Seller's Certificate.
                         -----------------------------------------------------
Throughout the existence of the Trust, the Servicer shall allocate to the Holder of the Exchangeable Seller's Certificate an amount equal to the product of (A) the Seller's Percentage and (B) the aggregate amount of such Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, for such Due Period. The Servicer need not deposit this amount, and any other amounts so allocated to the Exchangeable Seller's Certificate pursuant to any Supplement into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to the Holder of the Exchangeable Seller's Certificate.

               (e)       Allocations of Collections Between Finance Charge
                         -------------------------------------------------
Receivables and Principal Receivables. At all times and for all purposes of this
-------------------------------------
Agreement, the Servicer shall allocate Collections processed on any Account for any Due Period to Finance Charge Receivables to the extent of the sum of (i) the amount of then current Finance Charge Receivables billed on such Account and
(ii) the amount of any Finance Charge Receivables for prior Due Periods which were not covered by Collections for such Account allocated to Finance Charge Receivables for such prior Due Period or by Collections thereafter allocated to Finance Charge Receivables. The balance of the Collections processed on any Account for any Due Period shall be allocated to Principal Receivables. Notwithstanding anything to the contrary contained herein, for purposes of this Agreement and any Supplement, the Net Recoveries Amount shall be treated as collections of Finance Charge Receivables.

               (f)       Unallocated Principal Collections. If, pursuant to any
                         ---------------------------------
provisions of Article IV, Collections allocated to Principal Receivables with respect to any Series would cause such Series (a "Retired Series") to be paid in full or if, pursuant to such provisions, Collections of Principal Receivables allocated to the Holder of the Exchangeable Seller's Certificate would cause the Seller Amount, after taking into account the increase in such Seller Amount resulting from the transfer of any new Receivables to the Trust with respect to such Due Period, to be zero (any such Collections being referred to as "Allocated Collections"), any Collections of Principal Receivables allocated to a Retired Series or to the Seller Amount in the excess of Allocated Collections (with respect to each Series, "Unallocated Principal Collections") shall be reallocated to any other Series which would not have been allocated additional Principal Receivables but for the application of this subparagraph (any such allocation, an "Excess Amount Principal Allocation," and any such Series, an "Outstanding Series"). Any Excess Amount Principal Allocation shall be performed assuming that (a) the character of Unallocated Principal Collections as Principal Receivables shall not be altered, (b) the Invested Percentages with respect to any Outstanding Series shall be recalculated assuming that the Retiring Series has been retired and that only the Outstanding Series are outstanding, (c) Allocated Collections have been paid to the Retiring Series, and (d) if the payment of Allocated Collections as described above causes a Liquidation Event to occur, Unallocated Principal Collections shall be allocated as if such Liquidation Event has occurred.

               (g)       Collections. First USA, as Servicer, will apply all
                         -----------
Collections with respect to the Receivables for each Due Period as described in this Article IV. Subject to subsection 4.01(h), the Servicer shall deposit into the Collection Account on the Transfer Date Collections with respect to the Due Period for the related Distribution Date to the extent such Collections are allocated to any Series of Investor Certificateholders in accordance with
Article IV and the Servicer shall pay such Collections to the Holder of the Exchangeable Seller's Certificate to the extent such Collections are allocated to the Exchangeable Seller's Certificate under subsection 4.01(d) and as otherwise provided in Article IV. To the extent that Collections are being deposited in the Collection Account on a daily basis pursuant to subsection 4.01(h), subject to subsection 4.01(d), the Servicer on the Determination Date shall cause and, on any earlier date agreed to by the Seller and the Servicer, may cause, the Trustee to pay to the Holder of the Exchangeable Seller's Certificate from the Collection Account the Collections with respect to the Due Period for such Distribution Date to the extent such Collections are allocated to the Exchangeable Seller's Certificate in accordance with Article IV.

               (h)       Daily Collections.  If:
                         -----------------

                         (i) the short-term deposit rating of the Servicer by Standard & Poor's is below A-1 or the short-term deposit rating of the Servicer by Moody's is below P-1; or

                         (ii)    First USA is not the Servicer;

then within 5 Business Days of the occurrence of such event and thereafter, as promptly as possible after the Date of Processing of Collections with respect to the Receivables, but in no event later than two Business Days following such Date of Processing, the Servicer shall deposit all Collections directly into the Collection Account and the Collection Account shall be moved from the Servicer if then maintained with it. The Servicer shall notify the Trustee of any such event and shall provide the Trustee with the account number, account designation of such account and name of the institution with which such account has been established.

          Should the Servicer be required to make daily deposits of Collections into the Collection Account pursuant to this subsection, the Servicer may, upon the approval of each Rating Agency then rating any outstanding Series, make an estimated allocation of Collections between Finance Charge Receivables and Principal Receivables for the purposes of determining the amount of Collections to be so deposited; provided, however, that as soon as practical thereafter, the
                    --------  -------
Servicer shall reconcile the estimated allocation of Collections with the actual allocation required under this Agreement.

               (i)       Net Recoveries Amount. On or prior to each
                         ---------------------
Determination Date, the Servicer shall determine the Net Recoveries Amount to be included in Collections of Finance Charge Receivables with respect to the related Distribution Date. Subject to subsection 4.01(g) hereof, not later than 12:00 noon, Chicago, Illinois time, on each Transfer Date, the Seller or Servicer, as the case may be, shall deposit into the Collection Account in immediately available funds the Net Recoveries Amount to be included as Finance Charge Receivables for the related Distribution Date.

                   [THE REMAINDER OF ARTICLE IV IS RESERVED
                    AND MAY BE SPECIFIED IN ANY SUPPLEMENT
                          WITH RESPECT TO ANY SERIES]

                                   ARTICLE V

                [ARTICLE V IS RESERVED AND MAY BE SPECIFIED IN
                  ANY SUPPLEMENT WITH RESPECT TO ANY SERIES]

                                  ARTICLE VI

                               THE CERTIFICATES


          Section 6.01   The Certificates. Subject to Sections 6.10 and 6.11 of
                         ----------------
the Agreement, the Investor Certificates of each Series and any class thereof may be issued in bearer form (the "Bearer Certificates") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Certificates"), and shall be substantially in the form of the exhibits with respect thereto attached to the applicable Supplement. The Exchangeable Seller's Certificate shall be substantially in the form of Exhibit A. The Investor Certificates and the Exchangeable Seller's Certificate shall, upon issue pursuant hereto or to Section 6.09 or Section 6.11 of the Agreement, be executed and delivered by the Seller to the Trustee for authentication and redelivery as provided in Sections 2.09 and 6.02 of the Agreement. Any Investor Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof, unless otherwise specified in any Supplement. If specified in the related Supplement for any Series, the Investor Certificates shall be issued upon initial issuance as a single certificate in an original principal amount equal to the Initial Invested Amount as described in Section 6.10 of the Agreement. The Exchangeable Seller's Certificate shall also be issued as a single certificate. Each Certificate shall be executed by manual or facsimile signature on behalf of the Seller by its Chairman of the Board, its President, Vice Chairman of the Board or any Executive Vice President. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Seller or the Trustee shall not be rendered invalid, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or any applicable Supplement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication, except Bearer Certificates which shall be dated the Issuance Date.

          Section 6.02   Authentication of Certificates. Contemporaneously with
                         ------------------------------
the original assignment and transfer of the Receivables, whether now existing or hereafter created, and the other components of the Trust to the Trust pursuant to the Original Pooling and Servicing Agreement, the Trustee authenticated and delivered the initial Series of Investor Certificates distributed to investors and the Exchangeable Seller's Certificate to the Seller. Upon an Exchange as provided in Section 6.09 of the Agreement and the satisfaction of certain other conditions specified therein, the Trustee has authenticated and delivered the Investor Certificates of additional Series issued prior to the Effective Date, and shall authenticate and deliver the Investor Certificates of additional Series (with the designation provided in the applicable Supplement), upon the order of the Seller, to the persons designated in such Supplement. Upon the order of the Seller, the Certificates of any Series shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal to (in the aggregate) the Initial Invested Amount of such Series of Investor Certificates. If specified in the related Supplement for any Series, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof, upon the written order of the Seller, to the Common Depositary as provided in Section 6.10 of the Agreement against payment of the purchase price therefor. If specified in the related Supplement for any Series, the Trustee shall authenticate Book-Entry Certificates that are issued upon original issuance thereof, upon the written order of the Seller, to a Clearing Agency or its nominee as provided in Section
6.11 of the Agreement against payment of the purchase price thereof.

          Section 6.03   Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------

               (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") in accordance with the provisions of subsection 6.03(c) of the Agreement a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Registered Certificates and of transfers and exchanges of the Registered Certificates as herein provided. FNBC is hereby initially appointed Transfer Agent and Registrar for the purpose of registering the Registered Certificates and transfers and exchanges of the Registered Certificates as herein provided. FNBC shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Seller, the Servicer and the Trustee; provided, however,
                                                            --------  -------
that such resignation shall not be effective and FNBC shall continue to perform its duties as Transfer Agent and Registrar until the Servicer has appointed a successor Transfer Agent and Registrar acceptable to the Seller and the Trustee. If specified in the related Supplement for any Series of Certificates, the Seller shall appoint any co-transfer agent and co-registrar chosen by the Seller, and acceptable to the Trustee, including, if and so long as the Registered Certificates are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange shall so require, a co-transfer agent and co-registrar in Luxembourg or the location required by such other stock exchange. If specified in such related Supplement, so long as the Registered Certificates relating to such Supplement are outstanding, the Seller shall maintain a co-transfer agent and co-registrar in New York City or any other city designated in such Supplement and any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

          Upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, the Seller shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Certificates in authorized denominations of the same Series representing like aggregate Undivided Interests in the Trust; provided, however, that the provisions of this paragraph shall not apply to
--------  -------
Bearer Certificates.

          At the option of any Registered Certificateholder, Registered Certificates may be exchanged for other Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Registered Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. At the option of a Bearer Certificateholder, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates of the same Series in authorized denominations of like aggregate Undivided Interests in the Trust, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section 6.03 shall have attached thereto all unmatured Coupons, provided that any Bearer Certificate so surrendered after the close of business on the Record Date preceding the relevant Distribution Date after the related Series Termination Date need not have attached the Coupon relating to such Distribution Date.

          The preceding provisions of this Section 6.03 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate of any Series for a period of 15 days preceding the due date for any payment with respect to the Certificates of such Series.

          Whenever any Investor Certificates of any Series are so surrendered for exchange, the Seller shall execute, and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in the case of Bearer Certificates, outside the United States), the Investor Certificates of such Series which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar and the Trustee or any co-transfer agent and co-registrar or co-trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

          All Investor Certificates (together with any Coupons attached to Bearer Certificates) surrendered for registration of transfer or exchange shall be cancelled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee and the Seller. The Trustee shall cancel and destroy the Global Certificate upon its exchange in full for Definitive Certificates and shall deliver a certificate of destruction to the Seller. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency to the effect referred to in Section 6.10 of the Agreement was received with respect to each portion of the Global Certificate exchanged for Definitive Certificates.

          The Seller shall execute and deliver to the Trustee or the Transfer Agent and Registrar, as applicable, Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

               (b) It is the understanding of the parties to this Agreement that First USA has particular expertise in performing the functions given by this Agreement to the Servicer and that the Investor Certificateholders will be purchasing the Certificates relying on First USA's exercising such expertise in performing such functions. As provided in Sections 8.05 and 8.07 of the Agreement, the Servicer is not permitted to resign and the parties understand that the Servicer's performance of its servicing functions and the quality of the Receivables will best be ensured if First USA retains through the Exchangeable Seller's Certificate a substantial portion of the Seller Interest. Accordingly, except as provided in any Supplement or in Sections 6.09, 7.02 and
7.05 of the Agreement, the Seller's interest in the Exchangeable Seller's Certificate shall not be transferred, assigned, exchanged, pledged, participated or otherwise conveyed, in whole or in part (any of the foregoing, a "transfer"), unless (i) if such transfer is to an entity which is not an Affiliate of the Seller, such transfer, assignment, exchange, pledge or conveyance would not reduce the Seller's retained interest in the Exchangeable Seller's Certificate below the Minimum Seller Interest Percentage for any Series then outstanding and
(ii) the Trustee receives prior to such transfer, assignment, exchange, pledge, participation or conveyance (A) if such transfer is to an entity which is not an Affiliate of the Seller, written confirmation from each Rating Agency that such transfer, assignment, exchange, pledge, participation or conveyance will not result in the Rating Agency's reducing or withdrawing its then-existing rating on any outstanding Series rated by it and (B) an opinion of counsel which shall be independent outside counsel to the effect that the conveyed interest in the Seller's Exchangeable Certificate will be treated as either indebtedness or an interest in a partnership for Federal income tax purposes and that the conveyance of such interest will not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal or applicable state income taxation of any outstanding Series of Investor Certificates or any Certificate Owner.

               (c) The Transfer Agent and Registrar will maintain at its expense in the Borough of Manhattan, the City of New York and in Chicago, Illinois (and, if specified in the related Supplement for any Series, Luxembourg (or subject to Section 6.03(a) of the Agreement any other city designated in such Supplement)), an office or offices or agency or agencies where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

               (d) Unless otherwise provided in any related Supplement, registration of transfer of Registered Certificates containing a legend relating to the restrictions on transfer of such Registered Certificates (which legend shall be set forth in the Supplement relating to such Investor Certificates) shall be effected only if:

                         (i) (a) the sale is of at least U.S. $500,000 principal amount of such Certificates and (b) a letter from the purchaser satisfactory to counsel to the Servicer is executed and received; or

                         (ii) (a) the Registered Certificates are transferred in compliance with Rule 144 (or any amendment thereto) or Rule 144A (or any amendment thereto) under the United States Securities Act of 1933, as amended, and (b) a letter from the purchaser satisfactory to counsel to the Servicer is executed and received; or

                         (iii) the Registered Certificates are sold or otherwise transferred in any other transaction that does not require registration under the United States Securities Act of 1933, as amended, and, if the Seller, the Servicer, the Trustee, the Transfer Agent or Registrar so request, an Opinion of Counsel satisfactory to it, in form and substance satisfactory to it, is furnished to such effect.

          Registered Certificates issued upon registration of transfer of, or Registered Certificates issued in exchange for, Registered Certificates bearing the legend referred to above shall also bear such legend unless the Seller, the Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel satisfactory to each of them, to the effect that such legend may be removed.

          Whenever a Registered Certificate containing the legend set forth in the related Supplement is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek instructions from the Servicer regarding such transfer. The Transfer Agent and Registrar and the Trustee shall be entitled to receive written instructions signed by a Servicing Officer prior to registering any such transfer or authenticating new Registered Certificates, as the case may be. The Servicer hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or emitted by them in reliance on any such written instructions furnished pursuant to subsection 6.03(d) of the Agreement.

          Section 6.04   Mutilated, Destroyed, Lost or Stolen Certificates. If
                         -------------------------------------------------
(a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar, the Trustee and the Seller such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Seller shall execute and the Trustee shall authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate Undivided Interest, if applicable. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.05   Persons Deemed Owners. Prior to due presentation of a
                         ---------------------
Certificate (other than a Bearer Certificate) for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Article IV hereof and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. In the case of a Bearer Certificate, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to Article IV and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing provisions of this Section 6.05, in determining whether the holders of the requisite Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Seller, the Servicer or any affiliate thereof (as defined in Rule 405 under the Securities Act of 1933, as amended), shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which the Trustee knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the United States, the Seller, the Servicer or an affiliate thereof (as defined above).

          Section 6.06   Appointment of Paying Agent. The Paying Agent shall
                         ---------------------------
make distributions to Investor Certificateholders from the Collection Account (or any other account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series) pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from the Collection Account (or any other account or accounts maintained for the benefit of Certificateholders as specified in the related Supplement for any Series) for the purpose of making distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be FNBC and any co-paying agent chosen by FNBC and acceptable to the Trustee, including, if and so long as any Series of Investor Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, a co-paying agent in Luxembourg or the location of such other stock exchange. FNBC shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee and the Seller. In the event that FNBC shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent. The Trustee shall cause the initial Paying Agent and each successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such initial or successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such initial or successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Investor Certificateholders in trust for the benefit of the Investor Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01, 11.02 and 11.03 of the Agreement shall apply to FNBC also in its role as Paying Agent, for so long as FNBC shall act as Paying Agent. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

          If specified in the related Supplement for any Series, so long as the Investor Certificates of such Series are outstanding, the Seller shall maintain a co-paying agent in New York City (for Registered Certificates only) or any other city designated in such Supplement which, if and so long as any Series of Investor Certificates is listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, shall be in Luxembourg or the location required by such other stock exchange.

          Section 6.07   Access to List of Certificateholders' Names and
                         -----------------------------------------------
Addresses. The Trustee will furnish or cause to be furnished by the Transfer
---------
Agent and Registrar to the Servicer or the Paying Agent (or any agent thereof), within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list in such form as the Servicer or the Paying Agent may reasonably require, of the names and addresses of the Investor Certificateholders (other than Bearer Certificateholders). If three or more Holders of Investor Certificates of any Series or holders representing Undivided Interests in the Trust aggregating not less than 5% of the Invested Amount of the Investor Certificates of any Series (the "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders of any Series with respect to their rights under this Agreement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders (other than Bearer Certificateholders) held by the Trustee, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 30 days prior to the date of receipt of such Applicants' request. The Trustee shall give prompt notice of such a request by the Applicants to the Servicer.

          Every Certificateholder agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders (other than Bearer Certificateholders) hereunder, regardless of the sources from which such information was derived.

          Section 6.08   Authenticating Agent.
                         --------------------

               (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be reasonably acceptable to the Seller.

               (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

               (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Seller. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Seller. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Seller, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Seller.

               (d) The Servicer agrees to pay, on behalf of the Trust, to each authenticating agent from time to time reasonable compensation for its services under this Section 6.08.

               (e) The provisions of Sections 11.01, 11.02 and 11.03 of the Agreement shall be applicable to any authenticating agent.

               (f) Pursuant to an appointment made under this Section 6.08, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the Certificates described in the Pooling and Servicing Agreement.

                                                  _____________________________

                                                  _____________________________
                                                  as Authenticating Agent
                                                  for the Trustee,

                                                  by

                                                  ____________________________
                                                        Authorized Officer


          Section 6.09   Tender of Exchangeable Seller's Certificate.
                         -------------------------------------------

               (a) Upon any Exchange, the Trustee shall issue to the Seller under Section 6.01 of the Agreement for execution and redelivery to the Trustee for authentication under Section 6.02 of the Agreement one or more new Series of Investor Certificates. Any such Series of Investor Certificates shall be substantially in the form specified in the applicable Supplement and shall bear, upon its face, the designation for such Series to which it belongs so selected by the Seller. Except as specified in any Supplement for a related Series, all Investor Certificates of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the applicable Supplement.

               (b) The Seller may tender the Exchangeable Seller's Certificate to the Trustee in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller's Certificate (any such tender a "Seller Exchange"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates and the Seller may tender the Exchangeable Seller's Certificate to the Trustee pursuant to the terms and conditions set forth in such Supplement in exchange for (i) one or more newly issued Series of Investor Certificates and
(ii) a reissued Exchangeable Seller's Certificate (an "Investor Exchange"). The Seller Exchange and Investor Exchange are referred to collectively herein as an "Exchange." The Seller may perform an Exchange by notifying the Trustee, in writing at least three days in advance (an "Exchange Notice") of the date upon which the Exchange is to occur (an "Exchange Date"). Any Exchange Notice shall state the designation of any Series to be issued on the Exchange Date and, with respect to each such Series: (a) its Initial Invested

Amount (or the method for calculating such Initial Invested Amount), if any, which, in the aggregate, at any time, may not be greater than the current principal amount of the Exchangeable Seller's Certificate, if any, at such time (or in the case of an Investor Exchange, the sum of the Invested Amount of the Series of Investor Certificates to be exchanged plus the current principal amount of the Exchangeable Seller's Certificate), and (b) its Certificate Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the Exchange Date, the Trustee shall only authenticate and deliver any such Series upon delivery to it of the following: (a) a Supplement in form satisfactory to the Trustee executed by the Seller and specifying the Principal Terms of such Series, (b) the applicable Enhancement, if any, (c) an Opinion of Counsel to the effect that, unless otherwise stated in the related Supplement, the newly issued Series of Investor Certificates will be treated as debt for Federal income tax purposes and that the issuance of the newly issued Series of Investor Certificates will not adversely affect the Federal income tax characterization of the Holder of any outstanding Series of Investor Certificates or any Certificate Owner, (d) an agreement, if any, pursuant to which the Enhancement Provider agrees to provide Enhancement, (e) written confirmation from each Rating Agency that the Exchange will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Series rated by it and (f) the existing Exchangeable Seller's Certificate or applicable Investor Certificates, as the case may be. Upon satisfaction of such conditions, the Trustee shall cancel the existing Exchangeable Seller's Certificate or applicable Investor Certificates, as the case may be and issue, as provided above, such Series of Investor Certificates and a new Exchangeable Seller's Certificate, dated the Exchange Date.

               (c) In conjunction with an Exchange, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any Series of Investor Certificates, which may include, without limitation:
(i) its name or designation, (ii) an initial Invested Amount or the method of calculating the Initial Invested Amount, (iii) a Certificate Rate (or formula for the determination thereof), (iv) the rights of the Holder of the Exchangeable Seller's Certificate that have been transferred to the Holders of such Series pursuant to such Exchange (including any rights to allocations of Collections of Finance Charge Receivables and Principal Receivables), (v) the interest payment date or dates and the date or dates from which interest shall accrue, (vi) the method of allocating Collections with respect to Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Investor Certificates of such Series shall amortize or accrete and the method for allocating Collections with respect to Finance Charge Receivables and Receivables in Defaulted Accounts, (vii) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (viii) the Servicing Fee Percentage, (ix) the Minimum Seller Interest Percentage, (x) Minimum Aggregate Principal Receivables,
(xi) the Series Termination Date, (xii) the terms of any Enhancement, (xiii) the Enhancement Provider, (xiv) the Base Rate, (xv) the Repurchase Terms or the terms on which the Certificates of such Series may be remarketed to other investors, (xvi) any deposit into any account provided for such Series, (xvii) the number of Classes of such Series, and if more than one Class, the rights and priorities of each such Class, (xviii) the extent to which the Investor Certificates will be issuable in temporary or permanent global form, and in such case, the depository for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate may be exchanged in whole or in part for Definitive Certificates, and the manner in which any interest payable on a temporary or global certificate will be paid, (xix) whether the Certificates may be issued in bearer form and any limitations imposed thereon, (xx) whether interchange will be included in the funds available to be paid for such Series,
(xxi) the priority of any Series with respect to any other Series, and (xxii) any other relevant terms of such Series (all such terms, the "Principal Terms" of such Series). If on the date of the issuance of such Series there is issued and outstanding no Series of Investor Certificates which is currently rated by a Rating Agency, then as a condition to such Exchange a nationally recognized investment banking firm or commercial bank shall also deliver to the Trustee an officer's certificate stating, in substance, that the Exchange will not have an adverse effect on the timing or distribution of payments to such other Series of Investor Certificates then issued and outstanding.

          Section 6.10   Global Certificate; Euro-Certificate Exchange
                         ---------------------------------------------
Date.
----

               (a) If specified in the related Supplement for any Series, the Investor Certificates may be initially issued in the form of a single temporary Global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the denomination of the Initial Invested Amount and substantially in the form attached to the applicable Supplement. Unless otherwise specified in the applicable Supplement, the provisions of this Section
6.10 shall apply to such Global Certificate. The Global Certificate will be authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged as described below for Bearer and/or Registered Certificates in definitive form (the "Definitive Euro-Certificates"). Notwithstanding the foregoing, no Certificates shall be issued in bearer form unless the terms and procedures governing issuance and transfer of such Certificates result in favorable treatment to Investor Certificateholders under the Bearer Rules.

               (b) The Manager shall, upon its determination of the date of completion of the distribution of the Certificates, so advise the Trustee, the Seller, the Common Depositary, and each Foreign Clearing Agency in writing forthwith. Without unnecessary delay, but in any event not later than the 30th day prior to the Euro-Certificate Exchange Date, the Seller will execute and deliver to the Trustee at its office or designated agent outside the United States definitive Bearer Certificates in an aggregate principal amount equal to the Initial Invested Amount. All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be exchanged for an equal aggregate principal amount of Definitive Euro-Certificates only on or after the Euro-Certificate Exchange Date. Notwithstanding the preceding sentence, a United States institutional investor may at any time exchange the portion of the Global Certificate beneficially owned by it for an equal aggregate principal amount of Registered Certificates bearing the applicable legend set forth in the related Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Seller so elects. A United States institutional investor will be required to deliver to the Seller, the Trustee and the Manager at the time of its purchase of Registered Certificates a signed certificate substantially in the form attached to the Supplement for the related
Series. Upon any demand for exchange for Definitive Certificates in accordance with this paragraph, the Seller shall cause the Trustee to authenticate and deliver the Definitive Certificates to the Holder (x) outside the United States, in the case of Bearer Certificates, and (y) according to the instructions of the Holder, in the case of Registered Certificates, but only upon presentation to the Trustee of a written statement substantially in the form attached to the Supplement for the related Series with respect to the Global Certificate or portion thereof being exchanged signed by a Foreign Clearing Agency, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Global Certificate or a portion thereof being exchanged by a United States institutional investor pursuant to the second preceding sentence, the certificate attached to the Supplement for the related Series signed by the Manager (which sold the relevant Certificates) or (ii) in all other cases, the alternative certificate attached to the Supplement for the related Series, the alternative certificate referred to in this clause (ii) being dated no earlier than 15 days prior to the Euro-Certificate Exchange Date and signed by or on behalf of the person appearing in the records of a Foreign Clearing Agency as the beneficial owner of the Global Certificate or portion thereof being exchanged. Upon receipt of such certification the Trustee shall cause the Global Certificate to be endorsed in accordance with paragraph (d) below. Any exchange as provided in this subsection 6.10(b) shall be made free of charge to the holders and the beneficial owners of the Global Certificate and to the beneficial owners of the Definitive Euro-Certificates issued in exchange, except that a person receiving Definitive Euro-Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

               (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Seller and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency, pursuant to the terms of this Agreement.

               (d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certificate or certificates, such Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certificate shall not be entitled to receive payments of interest on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

          Section 6.11   Book-Entry Certificates. Unless otherwise provided in
                         -----------------------
any related Supplement, the Investor Certificates, upon original issuance, will be issued in the form of the requisite number of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. The Investor Certificates shall initially be registered on the Certificate Register in the name of CEDE & Co., the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in
Section 6.13 of the Agreement. Unless and until definitive, fully registered Investor Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to Section 6.13 of the Agreement:

                         (i) the provision of this Section 6.11 shall be in full force and effect;

                         (ii) the Seller, the Servicer, the Paying Agent, the Transfer Agent and Registrar and the Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates) as the authorized representatives of the Certificate Owners;

                         (iii)   to the extent that the provisions of this
     Section 6.11 conflict with any other provisions of this Agreement, the provisions of this Section 6.11 shall control;

                         (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section
     6.13 of the Agreement, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to such Clearing Agency Participants; and

                         (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of a specified percentage of the Invested Amount of any or all Series of Certificates outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in Investor Certificates.

          Section 6.12   Notices to Clearing Agency. Whenever notice or other
                         --------------------------
communication to the Investor Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 6.13 of the Agreement, the Trustee, the Servicer and the Paying Agent shall give all such notices and communications specified herein to be given to Holders of the Investor Certificates to the Clearing Agency or Agencies.

          Section 6.13   Definitive Certificates. If Book-Entry Certificates
                         -----------------------
have been issued pursuant to Section 6.11 and if (i)(A) the Seller advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depository Agreement, and (B) the Trustee or the Seller is unable to locate a qualified successor, (ii) the Seller at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Servicer Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Aggregate Invested Amount advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through each applicable Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Investor Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates. Neither the Seller, the Transfer Agent and Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

          Section 6.14   Meetings of Certificateholders.
                         ------------------------------

               (a) Unless not permitted by the Supplement for any Series issued in whole or in part in Bearer Certificates, the Servicer or the Trustee may at any time call a meeting of the Certificateholders of such Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Agreement with respect to such Series or in the Certificates of such Series, subject to Section 13.01 of the Agreement. References in this Section to Certificateholders shall be deemed to refer to the Exchangeable Seller's Certificate and only those Series of Investor Certificates for which the specification referred to in the preceding sentence is made in the Supplement. Notice of any meeting of Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with Section 13.05 of the Agreement and at least once in an Authorized Newspaper in the City of New

York and, so long as the Certificates are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, in Luxembourg or the location required by such other stock exchange, the first publication to be not less than 20 nor more than 180 days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Certificateholders, a person shall be
(i) a Holder of one or more Certificates or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more Certificates. The only Persons who shall be entitled to be present or to speak to any meeting of Certificateholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Seller, the Servicer and the Trustee and their respective counsels.

               (b) At a meeting of the Certificateholders of a Series, Holders of Investor Certificates evidencing Undivided Interests aggregating a majority of the Invested Amount of such Series and entitled to vote shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than 10 days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days; at the reconvening of any meeting further adjourned for lack of a quorum, the Persons entitled to vote 25% in Undivided Interest of all of the Certificates of such Series at the time outstanding and entitled to vote shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Subject to the provisions of Section 13.01 of the Agreement, at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution to modify or amend, or to waive compliance with, any of the covenants or conditions referred to above shall be effectively passed and decided if passed and decided by the Persons entitled to vote 66 2/3% in Undivided Interest of the Certificates of such Series represented and voting at the Meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding Certificates of such Series which shall constitute a quorum.

               (c) Any Certificateholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of
Section 13.01 of the Agreement, any resolution passed or decision taken at any meeting of Certificateholders duly held in accordance with this Section 6.14 shall be binding on all the Certificateholders of such Series whether or not present or represented at the meeting.

               (d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Servicer and the Trustee, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Servicer and the Trustee. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Certificate shall be produced, (ii) the Bearer Certificate specified in such certificate shall be produced by some other person or (iii) the Bearer Certificate specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee. The holding of Registered Certificates shall be proved by the Certificate Register or by a certificate or certificates of the Transfer Agent and Registrar.

               (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in Undivided Interest of the Certificates of such Series represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Certificate challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as a Certificateholder or proxy. Any meeting of Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

               (f) The vote upon any resolution submitted to any meeting of Certificateholders shall be by written ballot on which shall be subscribed the signatures of the Certificateholders or proxies and on which shall be inscribed the serial number or numbers of the Certificates held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Certificateholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Servicer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                              [END OF ARTICLE VI]

                                  ARTICLE VII

                     OTHER MATTERS RELATING TO THE SELLER

          Section 7.01   Liability of the Seller. The Seller shall be liable for
                         -----------------------
each obligation, covenant, representation and warranty of the Seller, arising under or related to this Agreement or any Supplement. Except as provided in the preceding sentence, the Seller shall be liable only to the extent of the obligations specifically undertaken by the Seller in its capacity as Seller hereunder.

          Section 7.02   Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, the Seller.
--------------------------

               (a) The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                         (i) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller Substantially as an entirety shall be, if the Seller is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall be a savings and loan association, national association, a bank or other entity which is not subject to the bankruptcy laws of the United States of America and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Seller hereunder; and

                         (ii) the Seller has delivered to the Trustee an officers' certificate signed by a Vice President (or any more senior officer) of the Seller and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.02 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                         (iii) the Seller has delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

               (b) The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder except in each case in accordance with the provisions of the foregoing paragraph.

          Section 7.03   Limitation on Liability of the Seller. Subject to
                         -------------------------------------
Sections 7.01 and 7.04 of the Agreement, neither the Seller nor any of its directors or officers or employees or agents in its capacity as Seller shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Seller pursuant to this Agreement whether arising from express or implied duties under this Agreement or any Supplement; provided,
                                                                  --------
however, that this provision shall not protect the Seller or any such person
-------
against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by
                                  ----- -----
any Person respecting any matters arising hereunder.

          Section 7.04   Liabilities. Notwithstanding Sections 7.01 and 7.03 of
                         -----------
the Agreement, by entering into this Agreement, the Seller agrees to be liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Certificateholder in the capacity of an investor in the Investor Certificates of any Series) arising out of or based on the arrangement created by this Agreement or any Supplement and the actions of the Servicer taken pursuant hereto as though the Agreement and any Supplement created a partnership under the Uniform Partnership Act. The Seller agrees to pay, indemnify and hold harmless each investor Certificateholder of any Series against and from any and all such losses, claims, damages and liabilities except to the extent that they arise from any action by such Investor Certificateholder causing such losses, claims, damages or liabilities. In the event of a Service Transfer, the Successor Servicer will indemnify and hold harmless the Seller for any losses, claims, damages and liabilities of the Seller arising under this Section 7.04 from the actions or omissions of such Successor Servicer.

          Section 7.05   Transfer or Conveyance of Accounts.
                         ----------------------------------

               (a) The Seller may sell, transfer, pledge or otherwise convey its interest in Accounts, including the Receivables in such Accounts (which Accounts, if less than all of the Accounts shall be selected by the Seller in a manner that would not result in a material adverse effect on the Investor Certificateholders or, as applicable, any Enhancement Provider) to any Person, in whole or in part, upon satisfaction of the conditions set forth in subsection 7.05(b) of the Agreement (such a transaction is referred to in this Section 7.05 as a "Conveyance"). In conjunction with any Conveyance, the Seller shall execute and the Trustee shall authenticate and deliver or cause to be authenticated and delivered to the transferee a certificate substantially in the form of the Exchangeable Seller's Certificate (the "Transferee Certificate") which represents the transferred interest in such Accounts and a pro rata portion of the Exchangeable Seller's Certificate, and, if applicable, the Receivables in such Accounts, upon surrender to the Trustee of the Exchangeable Seller's Certificate. The consummation of any Conveyance, and the issuance of the Transferee Certificate in conjunction therewith, shall not require the consent of the Holders of the Investor Certificates of any Series except as provided in this Section 7.05.

               (b) No Conveyance may be effected unless and until the following conditions precedent are satisfied:

                         (i) the Person that acquires by Conveyance a Transferee's Certificate shall (A) be organized and existing under the laws of the United States of America or any state or the District of Columbia thereof, and shall be a savings and loan association, a national association, a bank or other entity that is not subject to the bankruptcy laws of the United States of America and (B) expressly assume, by an agreement supplemental hereto in form satisfactory to the Trustee, executed and delivered to the Trustee, the performance of every covenant and obligation of the Seller hereunder with respect to such Accounts;

                         (ii) the Seller shall deliver to the Trustee and each Enhancement Provider an Officer's Certificate stating that such Conveyance and such supplemental agreement comply with this Section 7.05 and that all conditions precedent provided by this subsection 7.05(b) have been complied with and an Opinion of Counsel stating that all conditions precedent provided by this subsection 7.05(b) have been complied with, and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying;

                         (iii) the Seller shall deliver to the Trustee and each Enhancement Provider a letter from each Rating Agency rating the Investor Certificates, confirming that the rating of such Certificates, after giving effect to such Conveyance, will not be lowered or withdrawn;

                         (iv) the Seller shall deliver to the Trustee and each Enhancement Provider an Opinion of Counsel to the effect that (a) such transfer will not adversely affect the treatment of the Certificates after such transfer as debt for Federal and applicable state income tax purposes and (b) such transfer will not have any material adverse effect on the Federal income taxation of an Investor Certificateholder or any Certificate owner;

                         (v) all filings and other actions necessary to continue the perfection of the interest of the Trust in the Receivables and the other property conveyed hereunder shall have been taken or made; and

                         (vi) the Seller shall obtain the consent to the Conveyance of each Enhancement Provider, to the extent required in any Supplement or in any related Enhancement Agreement, and the Holders of Investor Certificates with respect to each Series evidencing Undivided Interests aggregating more than 51% of the Invested Amount for such Series.

               (c) The holder of the Transferee Certificate shall be entitled to such rights and benefits of the Seller hereunder as are specified in a written notice from the Seller to the Trustee delivered prior to the effective date of the Conveyance.


                             [END OF ARTICLE VII]

                                 ARTICLE VIII

                    OTHER MATTERS RELATING TO THE SERVICER


          Section 8.01   Liability of the Servicer. The Servicer shall be liable
                         -------------------------
under this Agreement only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          Section 8.02   Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, the Servicer.
----------------------------

               (a) The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                         (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a savings and loan association, a national association, a bank or other entity which is not subject to the bankruptcy laws of the United States of America and, if the Servicer is not the surviving entity, such corporation shall expressly assume, by an agreement supplemental hereto executed and delivered to the Trustee in a form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder; and

                         (ii) the Servicer has delivered to the Trustee an officer's certificate signed by a Vice President (or more senior officer) of the Servicer and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                         (iii) the Servicer has delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

          Section 8.03   Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------
Except as provided in Section 8.04 of the Agreement with respect to the Trust and the Trustee, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust, the Trustee, the Certificateholders or any other person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement or any Supplement; provided, however, that this
                                              --------  -------
provision shall not protect the Servicer or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and
                                       -----------
submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability.

          Section 8.04   Servicer Indemnification of the Trust and the Trustee.
                         -----------------------------------------------------
The Servicer shall indemnify and hold harmless the Trust, for the benefit of the Certificateholders, and the Trustee, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Trustee pursuant to this Agreement or any Supplement, including those arising from acts or omissions of the Servicer pursuant to this Agreement or any Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided, however, that the Servicer shall not indemnify the Trust or the
--------  -------
Trustee if such acts, omissions or alleged acts or omissions constitute fraud, negligence or willful misconduct by the Trustee; and provided further, that the
                                                     -------- -------
Servicer shall not indemnify the Trust, the Trustee or the Investor Certificateholders for any liability, cost or expense of the Trust or the Trustee with respect to any action taken by the Trustee at the request of the Investor Certificateholders nor with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Investor Certificateholders in connection herewith to any taxing authority. Subject to Sections 7.01 and 7.04 and subsection 10.02(b) of the Agreement, any indemnification pursuant to this Section shall only be from the assets of the Servicer. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

          Section 8.05   The Servicer Not to Resign. The Servicer shall not
                         --------------------------
resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 10.02 of the Agreement.

          Section 8.06   Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Receivables. The Servicer shall provide to the Trustee reasonable
-------------------------
access to the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the performance of its obligation under this Agreement or any Supplement, the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only
(i) upon
reasonable request, (ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Seller, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligation shall not constitute a breach of this Section 8.06.

          Section 8.07   Delegation of Duties. In the ordinary course of
                         --------------------
business, the Servicer may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit Card Guidelines and this Agreement; however, if such delegation is to a Person other than [First Data Resources, Inc.] and is not in the ordinary course of the Servicer's business, written notice shall be given to the Trustee and each Rating Agency of such delegation. Any delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 of the Agreement.

          Section 8.08   Examination of Records. The Seller and Servicer shall
                         ----------------------
indicate clearly and unambiguously in its computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders. The Seller and Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.


                             [END OF ARTICLE VIII]

                                  ARTICLE IX

                              LIQUIDATION EVENTS

          Section 9.01   Liquidation Events. Unless modified with respect to any
                         ------------------
Series of Investor Certificates by any related Supplement, if any one of the following events shall occur:

               (a) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller; or the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or the Seller shall become unable for any reason to transfer Receivables to the Trust in accordance with the provisions of this Agreement; or

               (b) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as Amended; then a Liquidation Event with respect to all Series of Certificates shall occur without any notice or other action on the part of the Trustee or Investor
Certificateholders.

          Section 9.02   Additional Rights Upon the Occurrence of Certain
                         ------------------------------------------------
Events.
------

               (a) If the Seller voluntarily goes into liquidation or either the FDIC or any other Person shall be appointed as a receiver or conservator of the Seller, the Seller shall on the day of such appointment (the "Appointment Date") immediately cease to transfer Principal Receivables to the Trust and shall promptly give notice to the Trustee of such appointment. Notwithstanding any cessation of the transfer to the Trust of additional Principal Receivables, Principal Receivables transferred to the Trust prior to the occurrence of such voluntary or involuntary liquidation event and Collections in respect of such Principal Receivables shall continue to be a part of the Trust. Within 15 days of the Appointment Date, the Trustee shall
 (i) publish a notice in an Authorized Newspaper in the City of New York, in the City of Chicago and, in the case of Bearer Certificates, in the location or locations specified in Section 13.05 of the Agreement that a receiver or conservator, as the case may be, of the Seller has been appointed and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) send written notice to the Investor Certificateholders (other than Bearer Certificateholders) and any other Persons entitled thereto describing the provisions of this Section 9.02 and requesting instructions from such Hold-
ers. Unless within 60 days from the day notice pursuant to clause (i) above is first published, the Trustee shall have received written instructions of Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of the Invested Amount of any Series issued prior to April 19, 1995 to the effect that such Certificateholders disapprove of the liquidation of all of the Receivables and wish to receive distributions in accordance with this Agreement, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the Receivables in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. In addition, with respect to Series issued on or after April 19, 1995, unless within 60 days from the day notice pursuant to clause (i) above is first published, the Trustee shall have received written instructions of (A) the Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of the Invested Amount of any Series issued prior to April 19, 1995, (B) the Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of each Class of each Series issued on and after April 19, 1995 (including a majority in interest (as determined under federal income tax principles) in each collateral interest or similar interest), (C) each holder of an interest in the Seller Interest and (D) any other Person specified in any Supplement to the effect that such Persons disapprove of the liquidation of the Receivables, the Trustee shall proceed to sell, dispose of, or otherwise liquidate the portion of the Receivables then in existence (but not any Receivables created thereafter) allocable to all Series other than Series issued prior to April 19, 1995 in a commercially reasonable manner, on commercially reasonable terms, which shall include the solicitation of competitive bids, and in a manner which constitutes a disposition of ownership of such portion of the Receivables to the purchaser thereof for federal income tax purposes. The Trustee may obtain a prior determination from such conservator or receiver that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Section 9.01 of the Agreement and this Section 9.02 shall not be deemed to be mutually exclusive.

               (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above shall be treated as Collections on the Receivables and shall be allocated in accordance with the provisions of Article IV; provided that the Trustee shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables; provided, however, that any amounts payable to the Holder of the Exchangeable
--------  -------
Seller's Certificate shall be payable to the Trustee to the extent of the reasonable costs, fees and expenses incurred by the Trustee in connection with such sale, liquidation or other disposition. On the day following the Distribution Date on which such proceeds are distributed to the Investor Certificateholders, the Trust shall terminate.

                              [END OF ARTICLE IX]

                                   ARTICLE X

                               SERVICER DEFAULTS


          Section 10.01  Servicer Defaults. If any one of the following events
                         -----------------
(a "Servicer Default") shall occur and be continuing:

               (a) failure by the Servicer or, if First USA is the Servicer, the Seller, to make any payment, transfer or deposit or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit or to give notice to the Trustee as to any required drawing or payment under any Enhancement on or before the date occurring five days after the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement or any Supplement;

               (b) failure on the part of the Servicer or, if First USA is the Servicer, the Seller, duly to observe or perform any other covenants or agreements of the Servicer or, if First USA is the Servicer, of the Seller, set forth in this Agreement or any Supplement which has a material adverse effect on the Certificateholders, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Trustee, or to the Servicer or the Seller, as the case may be, and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating not less than 50% of the Invested Amount of any Series adversely affected thereby; or the Servicer shall assign its duties under this Agreement, except as permitted by subsection 3.01(b)(v) of the Agreement and Section 8.07 of the Agreement;

               (c) any representation, warranty or certification made by the Servicer in this Agreement, any Supplement or in any certificate delivered pursuant to this Agreement or any Supplement shall prove to have been incorrect when made, which has a material adverse effect on the rights of the Certificateholders and which material adverse effect continues for Certificateholders for a period of 60 days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating not less than 50% of the Invested Amount of any Series adversely affected thereby;

               (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, in the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, either the Trustee, or the Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Aggregate Invested Amount, by notice then given in writing to the Servicer (and to the Trustee if given by the Investor Certificateholders) (a "Termination Notice"), may terminate all but not less than all of the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof (other than its rights and interests as the Seller and as a holder of the Exchangeable Seller's Certificate evidencing the Seller Interest under this Agreement); provided, however, if within 60 days of receipt
                                --------  -------
of a Termination Notice the Trustee does not receive any bids from Eligible Servicers in accordance with subsection 10.02(c) of the Agreement to act as a Successor Servicer and receives an Officers' Certificate of the Servicer to the effect that the Servicer cannot in good faith cure the Servicer Default which gave rise to the Termination Notice, then the Trustee shall grant a right of first refusal to the Servicer (for so long as the Seller is the Servicer) which would permit the Servicer at its option to purchase the interest of all Investor Certificateholders on the Distribution Date in the next calendar month. The purchase price for such interest with respect to each Series of Investor Certificates shall be equal to the higher of (i) the Invested Amount for such Series on the Distribution Date of such purchase plus accrued and unpaid interest thereon at the applicable Certificate Rate through the end of the Interest Accrual Period preceding such Distribution Date and (ii) a price equivalent to the average of bids quoted on the Record Date or, if not a Business Day, on the next succeeding Business Day by at least two recognized dealers selected by the Trustee (which may be selected from the list attached as Schedule 4), for the purchase by such dealers of a security similar to the Investor Certificates of such Series and rated in the highest category by each Rating Agency with a remaining maturity approximately equal to the remaining maturity of the Investor Certificates of such Series. The Servicer shall notify the Trustee in writing prior to the Record Date for the Distribution Date of the purchase, if it is exercising such right of first refusal. If it exercises the right of first refusal, the Servicer shall deliver to the Trustee an Opinion of Counsel (which must be an independent outside counsel) to the effect that the purchase would not be considered a fraudulent conveyance and deposit the purchase price into the Collection Account on the Transfer Date preceding such Distribution Date in immediately available funds. If the Servicer does not exercise such right of first refusal, the Trustee shall not offer the interest of the Investor Certificateholders to any other Person. Notwithstanding anything to the contrary in this Agreement, the entire amount of the applicable purchase price shall be distributed to the Investor Certificateholders of each Series on the Distribution Date following deposit pursuant to Section 12.03 of the Agreement, and in the case of clause (ii) above such deposit shall be allocated on the basis of the prices quoted for each such Series. Except in the event of manifest error, the allocation of the Trustee shall be final and binding upon all Investor Certificateholders and, by acceptance of its Certificate, any Investor Certificateholder agrees that the Trustee shall not be liable therefor. After receipt by the Servicer of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 10.02 of the Agreement, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer (a "Service Transfer"); and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

          Notwithstanding the foregoing, a delay in or failure of performance under subsection 10.01(a) of the Agreement for a period of 10 Business Days or under subsection 10.01(b) or (c) of the Agreement for a period of 60 Business Days, shall not constitute a Servicer Default, if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an Act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement Provider, the Seller and the Investor Certificateholders with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default.

          Section 10.02  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

               (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 10.01, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice, and with the consent of any Enhancement Provider (unless the applicable Supplement specifies otherwise), which consent shall not be unreasonably withheld, appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with subsection 3.01(b) of the Agreement. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of "Classic VISA," "Standard MasterCard," "VISA Gold," "Gold MasterCard," "Platinum VISA" and "Platinum MasterCard" (or any successor credit card account designation) credit card receivables as the Successor Servicer hereunder. The Servicer shall immediately give notice to each Rating Agency upon the appointment of a Successor Servicer.

               (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer except for the references in Sections
8.04 and 11.05 of the Agreement which shall continue to refer to First USA; provided, however, that (i) First USA shall not indemnify the Trust or the
--------  -------
Trustee if the acts, omissions or alleged acts or omissions upon which a claim for indemnification arises pursuant to Section 8.04 of the Agreement constitute fraud, negligence, breach of fiduciary duty or misconduct by a Successor Servicer (which obligation shall be assumed by the Successor Servicer) and (ii) First USA shall not pay or reimburse the Trustee pursuant to Section 11.05 of the Agreement for any expense, disbursement or advance of the Trustee related to or arising as a result of the negligence or bad faith of the Successor Servicer (which obligation shall be assumed by the Successor Servicer). The Successor Servicer shall expressly be authorized, subject to Section 8.07 of the Agreement, to delegate any of its duties hereunder to First USA on and after the date of any Servicer Transfer pursuant to this Article X. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any agreement under which an Enhancement Provider agrees to provide Enhancement for a Series.

               (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee provided,
                                                                       --------
however, that First USA shall be responsible for payment of the portion of the
-------
Servicing Fee allocable to the Holder of the Exchangeable Seller's Certificate as determined pursuant to Section 3.02 of the Agreement, and that no such monthly compensation paid out of Collections shall be in excess of the Monthly Servicing Fee permitted to the Servicer pursuant to Section 3.02 of the Agreement.

               (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 of the Agreement, and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Seller in such electronic form as the Seller may reasonably request and shall transfer all other records, correspondence and documents to the Seller in the manner and at such times as the Seller shall reasonably request. To the extent that compliance with this
Section 10.02 shall require the Successor Servicer to disclose to the Seller information of any kind which the Successor Servicer deems to be confidential, the Seller shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.

          Section 10.03  Notification to Certificateholders. Upon the occurrence
                         ----------------------------------
of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and each Rating Agency and the Trustee shall give notice to the Investor Certificateholders (other than Holders of Bearer Certificates) at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, the Trustee shall give prompt written notice thereof to each Rating Agency and to Investor Certificateholders (other than Holders of Bearer Certificates) at their respective addresses appearing in the Certificate Register. Notice to Holders of Bearer Certificates shall be given by publication in the manner described in
Section 13.05 of the Agreement.

          Section 10.04  Waiver of Past Defaults. The Holders of Investor
                         -----------------------
Certificates evidencing Undivided Interests aggregating more than 66-2/3% of the Invested Amount of any Series affected by any default by the Servicer may, on behalf of all Certificateholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal with respect to any Series of Certificates. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                              [END OF ARTICLE X]

                                  ARTICLE XI

                                  THE TRUSTEE


          Section 11.01  Duties of Trustee.
                         -----------------

               (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement. If a Servicer Default to the actual knowledge of a Responsible Officer of the Trustee has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement or any Supplement, as the case may be, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

               (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement or any Supplement, shall examine them to determine whether they substantially conform to the requirements of this Agreement or any Supplement. The Trustee shall give prompt written notice to the Certificateholders (or, in the case of Holders of Bearer Certificates, notice by publication in the manner described in Section 13.05 of the Agreement) of any material lack of conformity of any such instrument to the applicable requirements of this Agreement or any Supplement discovered by the Trustee which would entitle a specified percentage of the Certificateholders to take any action pursuant to this Agreement or any Supplement.

               (c) Subject to subsection 11.01(a) of the Agreement, no provision of this Agreement or any Supplement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                      --------  -------

                         (i) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                         (ii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series pursuant to Section 11.14; and

                         (iii) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with any of its obligations, including the obligations of the Servicer referred to in clauses (a), (b) and (c) of Section 10.01 of the Agreement, unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Servicer or any Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 10% of the Invested Amount of any Series adversely affected thereby.

               (d) The Trustee shall not be required, to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement or any Supplement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement or any Supplement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement or any Supplement.

               (e) Except for actions expressly authorized by this Agreement or any Supplement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

               (f) Except as specifically provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust.

               (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated as soon as possible upon actual knowledge of a Responsible Officer thereof and receipt of appropriate records, if any, to perform such obligation, duty or agreement in the manner so required.

               (h) If the Seller has agreed to transfer any of its credit card receivables (other than the Receivables) to another Person, upon the written request of the Seller, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights of the Trust and such other Person in the Seller's credit card receivables; provided that the Trustee shall not be
                                         --------
required to enter into any intercreditor agreement which could adversely affect the interests of any Investor Certificateholders or the Trustee and, upon the request of the Trustee, the Seller will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement reasonably requested by the Trustee.

               (i) Any action, suit or proceeding brought in respect of one or more particular Series shall have no effect on the Trustee's rights, duties and obligations hereunder with respect to any one or more Series not the subject of such action, suit or proceeding.

          Section 11.02  Rights of the Trustee. Except as otherwise provided in
                         ---------------------
Section 11.01 of the Agreement:

               (a) The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accord with, any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement or any Supplement by the proper party or parties;

               (b) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

               (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement or any Supplement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement or any Supplement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

               (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Supplement;

               (e) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series which could be adversely affected if the Trustee does not perform such acts;

               (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

               (g) Except as may be required by subsection 11.01(a) of the Agreement, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Seller and Servicer with their representations and warranties or for any other purpose; and

               (h) Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 11.02.

          Section 11.03  Trustee Not Liable for Recitals in Certificates. The
                         -----------------------------------------------
Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.15 of the Agreement, the Trustee makes no representations as to the validity or sufficiency of this Agreement or any Supplement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller in respect of the Receivables or deposited in the Collection Account or other Accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

          Section 11.04  Trustee May Own Certificates. The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Trustee.

          Section 11.05  The Servicer to Pay Trustee's Fees and Expenses. The
                         -----------------------------------------------
Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.04 of the Agreement, the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or any Supplement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 10.02 of the Agreement, the provision of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be covered out of the Servicing Fee.

          Section 11.06  Eligibility Requirements for Trustee. The Trustee
                         ------------------------------------
hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and a long-term unsecured debt rating of Baa3 by Moody's and subject to supervision or examination by Federal or state authority. The Trustee may not be an Affiliate of the Seller. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
11.07 of the Agreement.

          Section 11.07  Resignation or Removal of Trustee.
                         ---------------------------------

               (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Seller and the Servicer. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 of the Agreement and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

               (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this
Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 of the Agreement.

          Section 11.08  Successor Trustee.
                         -----------------

               (a)       Any successor trustee appointed as provided in Section
11.07 of the Agreement shall execute, acknowledge and deliver to the Seller and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder and under any Supplement with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Servicer shall immediately give notice to each Rating Agency upon the appointment of a successor trustee.

               (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 of the Agreement.

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Certificateholders (other than Holders of Bearer Certificates) at their addresses as shown in the Certificate Register. Notice to Holders of Bearer Certificates shall be given by publication in the manner described in Section 13.05 of the Agreement.

          Section 11.09  Merger or Consolidation of Trustee. Any Person into
                         ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 of the Agreement, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall deliver notice to each Rating Agency of any such merger, conversion, consolidation or succession.

          Section 11.10  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

               (a) Notwithstanding any other provisions of this Agreement or any Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.06 of the Agreement and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 of the Agreement.

               (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                         (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                         (ii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                         (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement or any Supplement, specifically including every provision of this Agreement or any Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

               (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 11.11  Tax Returns. In accordance with Section 3.07 hereof,
                         -----------
the Trustee shall not file any Federal income tax return for the Trust. In the event the Trust shall be required to file state tax returns or pursuant to an audit or administrative proceeding or change in applicable regulations to file Federal tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed; the Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Servicer in accordance with subsection 5.02(b) of the Agreement shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Investor Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reason ably required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns. In no event shall the Trustee, the Servicer or the Seller be liable for any liabilities, costs or expenses of the Trust, the Investor Certificateholders or the Certificate Owners arising under any tax law, including without limitation Federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

          Section 11.12  Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Certificates. All rights of action and claims under this Agreement or any
------------
Supplement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 11.13  Suits for Enforcement. If a Servicer Default shall
                         ---------------------
occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 10.01 of the Agreement, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement or any Supplement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any Supplement or in aid of the execution of any power granted in this Agreement or any Supplement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          Section 11.14  Rights of Certificateholders to Direct Trustee. Holders
                         ----------------------------------------------
of Investor Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of any Series affected by the conduct of any proceeding or the exercise of any right conferred on the Trustee shall have the right to direct the time, method, and place of conducting such proceeding for any remedy available to the Trustee, or exercising any such trust or power; provided, however, that, subject to Section 11.01 of the Agreement, the Trustee
--------  -------
shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided
                                                                    --------
further that nothing in this Agreement or any Supplement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Certificateholders.

          Section 11.15  Representations and Warranties of Trustee. The Trustee
                         -----------------------------------------
represents and warrants that:

                         (i) The Trustee is a banking association organized, existing and in good standing under the laws of the United States of America;

                         (ii) The Trustee has full power, authority and right to execute, deliver and perform this Agreement and any Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement or any Supplement; and

                         (iii) This Agreement or any Supplement has been duly executed and delivered by the Trustee.

          Section 11.16  Maintenance of Office or Agency. The Trustee will
                         -------------------------------
maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints the Norwest Trust Company, New York at its office for such purposes in New York. The Trustee will give prompt written notice (or in the case of Holders of Bearer Certificates, notice by publication in the manner described in Section 13.05 of the Agreement) to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                              [END OF ARTICLE XI]

                                  ARTICLE XII

                                  TERMINATION


          Section 12.01  Termination of Trust.
                         --------------------

               (a) The respective obligations and responsibilities of the Seller, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in subsection 12.03(b) of the Agreement, upon the earlier of (i) the day after the day on which funds shall have been deposited in the Collection Account sufficient to pay the Aggregate Invested Amount plus interest accrued at the applicable Certificate Rates through the end of the applicable Interest Accrual Period in full on all Series of Investor Certificates and (ii) a day which is 110 years from the date hereof (the "Final Trust Termination Date").

               (b) If on the Transfer Date in the month immediately preceding the month in which the Final Trust Termination Date occurs (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal on any Series of Certificates to be made on the related Distribution Date pursuant to Article IV) the Invested Amount of any Series would be greater than zero, the Servicer shall sell within 30 days of such Transfer Date all of the Receivables. The proceeds of such sale shall be treated as Collections on the Receivables and shall be allocated in accordance with Article IV; provided, however, that the Trustee shall determine
                 --------  -------
conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During such 30-day period, the Servicer shall continue to collect Collections on the Receivables and allocate such payments in accordance with the provisions of Article IV.

          Section 12.02  Optional Purchase and Final Termination Date of
                         -----------------------------------------------
Investor Certificates of any Series.
-----------------------------------

               (a) If provided in any Supplement on a Distribution Date the Seller may, but shall not be obligated to, purchase any such Series of Investor Certificates by depositing into the Collection Account, on the preceding Transfer Date, an amount equal to the Invested Amount thereof plus interest accrued and unpaid thereon at the applicable Certificate Rate through the Interest Accrual Period related to such Distribution Date on which the purchase will be made; provided, however that if the short-term deposits or
                       --------  -------
long-term unsecured debt obligations of the Seller (or, if neither such deposits nor such obligations of the Seller are rated by Moody's, then the short-term deposits or long-term unsecured debt obligations of the holding company of the Seller so long as such holding company is BANK ONE) are not rated at the time of such purchase of any Series of Investor Certificates at least P-3 or Baa3, respectively, by Moody's, no such purchase of any Series of Investor Certificates shall occur unless the Seller shall deliver an Opinion of Counsel reasonably acceptable to the Trustee that such purchase of any Series of Investor Certificates would not constitute a fraudulent conveyance of the Seller.

               (b) The amount deposited pursuant to subsection 12.02(a) of the Agreement shall be paid to the Investor Certificateholders of the related Series pursuant to Article IV on the Distribution Date following the date of such deposit. All Certificates of a Series which are purchased by the Seller pursuant to subsection 12.02(a) of the Agreement shall be delivered by the Seller upon such purchase to, and be cancelled by, the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Seller.

               (c) All principal or interest with respect to any Series of Investor Certificates shall be due and payable no later than the Series Termination Date with respect to such Series. Unless otherwise provided in a Supplement, in the event that the Invested Amount of any Series of Certificates is greater than zero on its Series Termination Date (after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on such Series on such date), the Trustee will sell or cause to be sold, and pay the proceeds to all Certificateholders of such Series pro rata in final payment of all principal of and accrued interest on such Series of Certificates, an amount of Receivables or interests in Receivables up to 110% of the Invested Amount of such Series at the close of business on such date (but not more than an amount of Receivables equal to the sum of (1) the product of (A) the current Seller's Percentage, (B) Aggregate Principal Receivables and (C) a fraction the numerator of which is the related Invested Percentage of Finance Charge Receivables and the denominator of which is the sum of all Invested Percentages with respect to Finance Charge Receivables of all Series outstanding and (2) the Invested Amount of such Series). Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Holder of the Exchangeable Seller's Certificate. Upon such Series Termination Date with respect to the applicable Series of Certificates, final payment of all amounts allocable to any Investor Certificates of such Series shall be made in the manner provided in Section 12.03 of the Agreement.

          Section 12.03  Final Payment with Respect to any Series.
                         ----------------------------------------

               (a) Written notice of any termination, specifying the Distribution Date upon which the Investor Certificateholders of any Series may surrender their Certificates for payment of the final distribution with respect to such Series and cancellation, shall be given (subject to at least two days' prior notice from the Servicer to the Trustee) by the Trustee to Investor Certificateholders of such Series mailed not later than the fifth day of the month of such final distribution (or in the case of the Holders of Bearer Certificates by the publication by the Trustee of a notice at least once in an Authorized Newspaper in Luxembourg and, so long as the Investor Certificates are listed on the Luxembourg Stock Exchange or other stock exchange and such exchange so requires, in Luxembourg or the location required by such other stock exchange) specifying (a) the Distribution Date (which shall be the Distribution Date in the month in which the deposit is made pursuant to Section 2.07 or subsection 12.02(a) of the Agreement) upon which final payment of such Investor Certificates will be made upon presentation and surrender of such Investor Certificates at the office or offices therein designated, (which, in the case of Bearer Certificates, shall be outside the United States), (b) the amount of any such final payment and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Investor Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers' Certificate setting forth the information specified in subsection 5.02(a) of the Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Investor Certificateholders.

               (b) Notwithstanding the termination of the Trust pursuant to subsection 12.01(a) of the Agreement or the occurrence of the Series Termination Date with respect to any Series pursuant to Section 12.02 of the Agreement, all funds then on deposit in the Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates (which surrenders and payments, in the case of Bearer Certificates, shall be made only outside the United States). In the event that all of the Investor Certificateholders of such Series shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned notice, the Trustee shall give a second written notice (or in the case of Bearer Certificates, publication notice) to the remaining Investor Certificateholders of such Series upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one and one-half years after the second notice all the Investor Certificates of such Series shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Investor Certificateholders of such Series concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account held for the benefit of such Investor Certificateholders.

               (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be cancelled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Seller.

          Section 12.04  Seller's Termination Rights. Upon the termination of
                         ---------------------------
the Trust pursuant to Section 12.01 of the Agreement and the surrender of the Exchangeable Seller's Certificate, the Trustee shall return to the Seller (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all moneys due or to become due with respect thereto (including all accrued interest theretofore posted as Finance Charge Receivables), and all proceeds thereof except for amounts held by the

Trustee pursuant to subsection 12.03(b) of the Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Seller to vest in the Seller all right, title and interest which the Trust had in the Receivables.

                             [END OF ARTICLE XII]

                                 ARTICLE XIII

                           MISCELLANEOUS PROVISIONS


          Section 13.01  Amendment.
                         ---------

               (a) This Agreement and any Supplement may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an
           --------  -------
Opinion of Counsel, adversely affect in any material respect the interests of any of the Investor Certificateholders. The Trustee shall also have not received written notice from any Rating Agency that such Rating Agency will reduce or withdraw its ratings on any outstanding Series as a result of such amendment. Additionally, this Agreement and any Supplement may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificate holders, to add to or change any of the provisions of this Agreement to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of (or premium, if any) or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect unless such amendment is necessary to comply with the Bearer Rules. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

               (b) This Agreement and any Supplement may also be amended from time to time by the Servicer, the Seller and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection
                 --------  -------
shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder; (ii) change the definition of or the manner of calculating the interest of any Investor Certificateholder of such Series without the consent of the related Investor Certificateholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

               (c) The Servicer shall furnish prior written notification to each Rating Agency of any proposed amendment hereunder. Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification (or in the case of Bearer Certificates, publication notice in the manner described in Section 13.05 of the Agreement) of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish written notification of the substance of such amendment to any related Enhancement Provider and each Rating Agency.

               (d) It shall not be necessary for the consent of Investor Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

               (e) Any Supplement and any amendments regarding the addition to or removal of Receivables from the Trust as provided in Sections
2.05 and 2.10, respectively, of the Agreement executed in accordance with the provisions hereof shall not be considered amendments to this Agreement, including, without limitation, for the purpose of subsections 13.01(a) and (b) of the Agreement.

          Section 13.02  Protection of Right, Title and Interest to Trust.
                         ------------------------------------------------

               (a) The Servicer shall cause this Agreement, any Supplement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders and the Trustee's right, title and interest to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Trustee hereunder to all property comprising the Trust Assets. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 13.02(a).

               (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of Delaware, the Seller shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

               (c) The Seller and the Servicer will give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. The Seller and the Servicer will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

               (d) The Servicer will deliver to the Trustee: (i) upon the execution and delivery of each amendment of Articles I, II, III or IV hereto (or, with respect to Article IV, as incorporated in the applicable Supplement; provided, however, that the adoption of a Supplement pursuant to Section 6.09 of
--------  -------
the Agreement which supplements or modifies Article IV for a particular new Series shall not be considered an amendment) other than amendments pursuant to subsection 13.01(a) of the Agreement, and upon each date that any Additional Accounts are to be included in the Accounts pursuant to Section 2.05 hereof, an Opinion of Counsel substantially in the form of Exhibit F; and (ii) on or before April 30 of each year, beginning with April 30, 2000, an Opinion of Counsel, dated on or after January 1 of such year as of a date during such 90-day period, stating to the effect that no filing or other action need be taken to maintain the security interest of Investor Certificateholders in the Trust Assets.

               (e) If at any time the Servicer is no longer First USA, the Seller shall deliver to the Successor Servicer powers-of-attorney such that such Successor Servicer may perform the obligations set forth in subsections 13.02(a), 13.02(b) and 13.02(c) of the Agreement.

          Section 13.03  Limitation on Rights of Certificateholders.
                         ------------------------------------------

               (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               (b) No Certificateholder shall have any right to vote (except as specifically provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or


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

under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, and unless the Holders of Investor Certificates evidencing Undivided Interests in the Trust aggregating more than 50% of the Invested Amount of any Series which may be adversely affected but for the institution of such suit, action or proceeding shall have made, written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Investor Certificateholders of any other of the Investor Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 13.04  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 13.05  Notices. All demands, notices and communications
                         -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of First USA to Peter Rogers, 201 North Walnut, Wilmington, Delaware 19801 and Gavra Flood, 1601 Elm Street, 46th Floor, Dallas, Texas 75201, with a copy to BANK ONE CORPORATION, One First National Plaza, Suite IL1-0460 Chicago, Illinois 60670, Attention: Treasurer; and (b) in the case of the Trustee, to the Corporate Trust Office; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Any notice required or permitted to be made to Holders of Bearer Certificates by publication shall be published in an Authorized Newspaper in the City of New York and, if the Certificates of such Series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Certificates of such Series are listed on any

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other stock exchange and such stock exchange shall so require, in any other city required by such stock exchange outside the United States, or, if not practicable, elsewhere in Europe.

          In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Certificates as provided above, then such notification to Holders of Bearer Certificates as shall be given with approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Certificates as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Certificates as provided above.

          Copies of all notices, reports, certificates and amendments delivered hereunder shall be mailed to the Rating Agency as follows: Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Moody's Investors Service, Inc., 99 Church Street, New York, NY 10007, Attention: ABS Monitoring Department - 4th Floor and Standard & Poor's Ratings Services, 55 Water Street, New York, NY 10041, Attention: Structured Finance ABS Surveillance.

          Section 13.06  Severability of Provisions. If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

          Section 13.07  Assignment. Notwithstanding anything to the contrary
                         ----------
contained herein, except as provided in Section 8.02 of the Agreement, this Agreement, including any Supplement, may not be assigned by the Servicer without the prior consent of Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of the Investor Certificates of each Series on a Series by Series basis.

          Section 13.08  Certificates Nonassessable and Fully Paid. It is the
                         -----------------------------------------
intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.09 and 6.02 of the Agreement are and shall be deemed fully paid.

          Section 13.09  Further Assurances. The Seller and the Servicer agree
                         ------------------
to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 13.10  No Waiver; Cumulative Remedies. No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee or the Investor Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 13.11  Counterparts. This Agreement and any Supplement may be
                         ------------
executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 13.12  Third Party Beneficiaries. This Agreement and any
                         -------------------------
Supplement will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII or Section 7.04 of the Agreement, no other person will have any right or obligation hereunder; provided, however, that if so specified in
                                   --------  -------
the applicable Supplement, an Enhancement Provider may be deemed to be a third party beneficiary of this Agreement.

          Section 13.13  Actions by Certificateholders.
                         -----------------------------

               (a) Wherever in this Agreement or any Supplement, a provision is made that an action may be taken or a notice, demand or instruction given by Investor Certificateholders, such action, notice or instruction may be taken or given by any Investor Certificateholder of any Series, unless such provision requires a specific percentage of Investor Certificateholders of a certain Series or all Series.

               (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

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

          Section 13.14  Amendment and Ratification of Series Supplements.
                         ------------------------------------------------

               (a) All Supplements which are in effect on the Effective Date shall be amended and modified as follows:

                         (i) The following definitions of Section 2 of each of the Supplements shall be amended by deleting the current definition in
     Section 2 and substituting in its place the following:

     "Floating Allocation Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of the Daily Adjusted Invested Amount for each day of the related Due Period divided by the number of calendar days in the related Due Period and the denominator of which is the greater of (a) the sum of the Floating Allocation Percentage numerators of all outstanding Series for such Distribution Date and (b) the Average Principal Balance for such Due Period.

     "Interchange Amount" shall mean, for any Distribution Date, an amount equal to the Collections of Principal Receivables for the Due Period related to such Distribution Date multiplied by 1.6%.

     "Servicing Fee Percentage" shall mean 0.25% per annum so long as First USA or an Affiliate thereof is Servicer and 0.75% if First USA or an Affiliate thereof is no longer the Servicer.

     (ii) The following definition shall be added to Section 2 of each of the Supplements, except for the Supplement relating to Series 1999-Y.

           "Daily Adjusted Invested Amount" shall mean with respect to each day during a Due Period, the Adjusted Invested Amount as of the end of the day on the immediately prior Distribution Date.

     (iii) The following definition shall be added to Section 2 of the Supplement relating to Series 1999-Y:

           "Daily Adjusted Invested Amount" shall mean with respect to each day during a Due Period: (a) for calendar days prior to August 10, 1999, zero, (b) for calendar days from August 10, 1999 through the September 1999 Distribution Date, the Initial Invested Amount, and
           (c) for days thereafter, the Adjusted Invested Amount as of the end of the day on the immediately prior Distribution Date.

               (b) Except as specifically amended hereby, all of the terms and conditions of each Supplement shall remain in full force and effect. All references to a Supple-

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ment, from and after the Effective Date, shall mean a Supplement as so amended and modified by the foregoing.

          Section 13.15  Effectiveness of the Agreement. This Agreement shall be
                         ------------------------------
effective as of the Effective Date; notwithstanding the foregoing, the provisions of this Agreement with respect to allocations and payments (including, but not limited to, the revised and restated definitions of "Floating Allocation Percentage", "Due Period", "Interchange Amount" and "Servicing Fee Percentage" shall be effective for the October 1999 Distribution Date, while the provisions of the Original Pooling and Servicing Agreement shall govern allocations and payments with respect to the September 1999 Distribution Date. The Servicer shall make any and all reasonable determinations of allocation and payments in connection with the transition from the Original Pooling and Servicing Agreement to this Agreement. Any determinations made by the Servicer in connection with such transition shall be conclusive and binding on the Trust, the Trustee, the Seller and the Certificateholders absent wilful default, bad faith or manifest error on the part of the Servicer.

          Section 13.16  Merger and Integration. Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 13.17  Headings. The headings herein are for purposes of
                         --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                             [END OF ARTICLE XIII]

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                              as Seller and Servicer

                                            By  /s/ Harry H. Hallowell
                                               ---------------------------------
                                               Name:  Harry H. Hallowell
                                               Title: Vice President


                                            NORWEST BANK MINNESOTA,
                                             NATIONAL ASSOCIATION
                                                 as Trustee


                                            By  /s/ S. Dignan
                                               ---------------------------------
                                               Name:  S. Dignan
                                               Title: Corporate Trust Officer

                                                                      Schedule V
                                                                      ----------

                             Designated Portfolios
                             ---------------------


          "Marriott Portfolio" shall mean those consumer revolving credit card
           ------------------
accounts included as part of the affinity program between the Seller and Marriott Corporation (and identified as such on the credit cards issued with respect to such credit card accounts).

          "Mileage Plus Portfolio" shall mean those consumer revolving credit
           ----------------------
card accounts included as part of the affinity program between the Seller and United Air Lines, Inc. (and identified as such on the credit cards issued with respect to such credit card accounts).